Exhibit 10.3

FORM OF

EMPLOYEE MATTERS AGREEMENT

BY AND AMONG

UNITED TECHNOLOGIES CORPORATION,

CARRIER GLOBAL CORPORATION

AND

OTIS WORLDWIDE CORPORATION

DATED AS OF [       ], 2020

i

ii

FORM OF
EMPLOYEE MATTERS AGREEMENT

This EMPLOYEE MATTERS AGREEMENT, dated as of [     ], 2020 (this “Agreement”), is by and among United Technologies Corporation, a Delaware corporation (“UTC”), Carrier Global Corporation, a Delaware corporation (“Carrier”), and Otis Worldwide Corporation, a Delaware corporation (“Otis”).  UTC, Otis and Carrier are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

R E C I T A L S:

WHEREAS, the board of directors of UTC (the “UTC Board”) has determined that it is in the best interests of UTC and its shareowners to separate UTC into three independent, publicly traded companies:  one that shall operate the UTC Business, one that shall operate the Carrier Business and one that shall operate the Otis Business;

WHEREAS, in furtherance of the foregoing, the UTC Board has determined that it is appropriate and desirable to (a) separate the Carrier Business from the UTC Business and the Otis Business (the “Carrier Separation”) and, following the Carrier Separation, make a distribution, on a pro rata basis, to holders of UTC Shares on the Carrier Record Date of all of the outstanding Carrier Shares owned by UTC (the “Carrier Distribution”) and (b) separate the Otis Business from the UTC Business and the Carrier Business (the “Otis Separation,” and the Carrier Separation, together or as applicable, the “Separation”) and, following the Otis Separation, make a distribution, on a pro rata basis, to holders of UTC Shares on the Otis Record Date (which may be the same date as the Carrier Record Date) of all of the outstanding Otis Shares owned by UTC (the “Otis Distribution,” and together with the Carrier Distribution, the “Distributions”);

WHEREAS, to effectuate the Separation and Distributions, UTC, Carrier and Otis have entered into a Separation and Distribution Agreement, dated as of [      ], 2020 (the “Separation Agreement”);

WHEREAS, in addition to the matters addressed by the Separation Agreement, the Parties desire to enter into this Agreement that is an Ancillary Agreement to set forth the terms and conditions of certain employment, compensation and benefit matters; and

WHEREAS, the Parties acknowledge that this Agreement, the Separation Agreement and the other Ancillary Agreements represent the integrated agreement of UTC, Carrier and Otis relating to the Separation and Distributions, are being entered into together and would not have been entered into independently.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01.          Definitions.  Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Separation Agreement.  For purposes of this Agreement, the following terms shall have the meanings set forth below.

“Agreement” has the meaning set forth in the Preamble to this Agreement and shall include all amendments, modifications and changes hereto entered into pursuant to Section 9.07.

“Applicable Exchange” means, as of any applicable time, the securities exchange that is the principal market for UTC, Carrier or Otis Shares, as applicable.

“Benefit Plan” means any contract, agreement, policy, practice, program, plan, trust, commitment or arrangement providing for benefits, perquisites or compensation of any nature from an employer to any Employee or Former Employee, or to any family member, dependent, or beneficiary of any such Employee or Former Employee including cash or deferred arrangement plans, profit sharing plans, post-employment programs, pension plans, thrift plans, supplemental pension plans, welfare plans, stock option, stock purchase, stock appreciation rights, restricted stock units, performance stock units, other equity-based compensation and contracts, agreements, policies, practices, programs, plans, trusts, commitments and arrangements providing for terms of employment, fringe benefits, severance benefits, change in control protections or benefits, travel and accident, life, accidental death and dismemberment, disability and accident insurance, tuition reimbursement, adoption assistance, travel reimbursement, vacation, sick, personal or bereavement days, leaves of absences and holidays; provided, however, that the term “Benefit Plan” does not include any government-sponsored benefits.

“Carrier” has the meaning set forth in the Preamble.

“Carrier Adjusted Stock Value” means the product of (a) the Carrier Stock Value and (b) the Carrier Distribution Ratio.

“Carrier Adjustment Ratio” means the quotient, obtained by dividing (a) the UTC Pre-Separation Stock Value by (b) the Carrier Stock Value.

“Carrier Awards” means Carrier DSU Awards, Carrier Option Awards, Carrier PSU Awards, Carrier RSU Awards, Carrier SAR Awards, cash-settled Otis DSU Awards, and cash-settled Post-Separation UTC DSU Awards held by Carrier Transferred Directors, collectively.

“Carrier Benefit Plan” means any Benefit Plan established, sponsored, maintained or contributed to by a member of the Carrier Group as of or after the Effective Time, including any Benefit Plans retained or adopted by Carrier pursuant to Sections 2.03(a) and 2.03(c).

“Carrier Board” means the Board of Directors of Carrier.

“Carrier Deferred Compensation Plans” means the Carrier Deferred Compensation Plans established pursuant to Sections 2.03(a) and 6.02.

“Carrier Distribution Ratio” means a number equal to [      ].

“Carrier DSU Award” means an award of deferred stock units settled in cash or in stock relating to Carrier Shares that is assumed by the relevant Party in accordance with Section 4.02(g).

“Carrier DSU Plan” means the Carrier Board of Directors Deferred Stock Unit Plan established by Carrier as of the Effective Time pursuant to Sections 2.03(a) and 4.01(a).

“Carrier Flexible Benefit Plans” means the Carrier Welfare Plans that provide dependent care and medical benefits under Section 125 of the Code.

“Carrier Group Employees” has the meaning set forth in Section 3.01(a)(i).

“Carrier Individual Agreement” means any individual (a) employment contract or offer letter, (b) retention, severance or change in control agreement, (c) expatriate (including any international assignee) contract or agreement (including agreements and obligations regarding repatriation, relocation or equalization of Taxes and living standards in the host country) or (d) other agreement containing restrictive covenants (including confidentiality, non-competition and non-solicitation provisions) between a member of a Group, on the one hand, and (i) a Carrier Group Employee or (ii) a Former Carrier Group Employee, on the other hand, in each case, as in effect immediately prior to the Carrier Distribution Date.

“Carrier LTIP” means the Carrier 2020 Long-Term Incentive Plan established by Carrier as of the Effective Time pursuant to Sections 2.03(a) and 4.01(a).

“Carrier Option Award” means an award of options to purchase Carrier Shares assumed by Carrier pursuant to the Carrier LTIP in accordance with Sections 4.02(a) and 4.02(b).

“Carrier PSU Award” means an award of performance-based stock units relating to Carrier Shares assumed by Carrier pursuant to the Carrier LTIP in accordance with Section 4.02(f) or pursuant to the Carrier PSU Deferral Plan in accordance with Section 6.02.

“Carrier Pension Preservation Plan (Post-2005)” means the Carrier Pension Preservation Plan which is a Carrier Deferred Compensation Plan established pursuant to Sections 2.03(a) and 6.02.

“Carrier PSU Deferral Plan” means the Carrier LTIP Performance Share Unit Deferral Plan which is a Carrier Deferred Compensation Plan established pursuant to Sections 2.03(a) and 6.02.

“Carrier RSU Award” means an award of time-based restricted stock units relating to Carrier Shares assumed by Carrier pursuant to the Carrier LTIP in accordance with Section 4.02(e).

“Carrier SAR Award” means an award of stock appreciation rights relating to Carrier Shares assumed by Carrier pursuant to the Carrier LTIP in accordance with Sections 4.02(c) and 4.02(d).

“Carrier Savings Plan” means the Carrier Employee Savings Plan established pursuant to Sections 2.03(a) and 5.02(b).

“Carrier Savings Restoration Plan” means the Carrier Savings Restoration Plan which is a Carrier Deferred Compensation Plan established pursuant to Sections 2.03(a) and 6.02.

“Carrier Share” means a share of the common stock, par value $0.01 per share, of Carrier.

“Carrier Stock Value” means the simple average of the volume-weighted average per share price of Carrier Shares trading on the Applicable Exchange during each of the two (2) consecutive full Trading Sessions occurring immediately after the third full Trading Session after the Effective Time.

“Carrier Transferred Director” means each Carrier director as of the Effective Time who served on the UTC Board immediately prior to the Effective Time.

“Carrier Value Factor” means the quotient, rounded to four decimal places, obtained by dividing (a) the product of (i) the Carrier Distribution Ratio and (ii) the UTC Pre-Separation Stock Value, by (b) the sum of (i) the Carrier Adjusted Stock Value, (ii) the Otis Adjusted Stock Value, and (iii) the UTC Post-Separation Stock Value.

“Carrier Welfare Plan” means a Welfare Plan established, sponsored, maintained or contributed to by any member of the Carrier Group for the benefit of Carrier Group Employees and Former Carrier Group Employees, including any Welfare Plan retained or adopted by Carrier pursuant to Sections 2.03(a), 2.03(c) and 8.01.

“COBRA” means the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985, as codified at Section 601 et seq. of ERISA and at Section 4980B of the Code and any similar foreign, state or local laws.

“Employee” means any UTC Group Employee, Carrier Group Employee or Otis Group Employee.

        “ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Former Carrier Group Employee” means any individual (a) who, as of the Effective Time, is a former employee of UTC or any of its Subsidiaries or former Subsidiaries, and (b) whose most recent employment with UTC or any of its Subsidiaries or former Subsidiaries was with a member of the Carrier Group or the Carrier Business (and for the avoidance of doubt, without regard to any recordkeeping conventions).

“Former Employees” means Former UTC Group Employees, Former Carrier Group Employees and Former Otis Group Employees.

“Former Otis Group Employee” means any individual (a) who, as of the Effective Time, is a former employee of UTC or any of its Subsidiaries or former Subsidiaries, and (b) whose most recent employment with UTC or any of its Subsidiaries or former Subsidiaries was with a member of the Otis Group or the Otis Business (and for the avoidance of doubt, without regard to any recordkeeping conventions).

“Former UTC Group Employee” means any individual who (a) as of the Effective Time, is a former employee of UTC or any of its Subsidiaries or former Subsidiaries and (b) is not a Former Carrier Group Employee or a Former Otis Group Employee (and for the avoidance of doubt, without regard to any recordkeeping conventions).

“Labor Agreement” has the meaning set forth in Section 2.01.

“Otis” has the meaning set forth in the Preamble.

“Otis Adjusted Stock Value” means the product of (a) the Otis Stock Value and (b) the Otis Distribution Ratio.

“Otis Adjustment Ratio” means the quotient, obtained by dividing (a) the UTC Pre-Separation Stock Value by (b) the Otis Stock Value.

“Otis Awards” means Otis DSU Awards, Otis Option Awards, Otis PSU Awards, Otis RSU Awards, Otis SAR Awards, cash-settled Carrier DSU Awards and cash-settled Post-Separation UTC DSU Awards held by Otis Transferred Directors, collectively.

“Otis Benefit Plan” means any Benefit Plan established, sponsored, maintained or contributed to by a member of the Otis Group as of or after the Effective Time, including any Benefit Plans retained or adopted by Otis pursuant to Sections 2.03(b) and 2.03(d).

“Otis Board” means the Board of Directors of Otis.

“Otis Deferred Compensation Plans” means the Otis Deferred Compensation Plans established pursuant to Sections 2.03(b) and 6.02.

“Otis Distribution Ratio” means a number equal to [      ].

“Otis DSU Award” means an award of deferred stock units settled in cash or in stock relating to Otis Shares that is assumed by the relevant Party in accordance with Section 4.02(g).

“Otis DSU Plan” means the Otis Board of Directors Deferred Stock Unit Plan established by Otis as of the Effective Time pursuant to Sections 2.03(b) and 4.01.

“Otis Flexible Benefit Plans” means the Otis Welfare Benefit Plans that provide dependent care and medical benefits under Section 125 of the Code.

“Otis Group Employees” has the meaning set forth in Section 3.01(a)(ii).

“Otis Individual Agreement” means any individual (a) employment contract or offer letter, (b) retention, severance or change in control agreement, (c) expatriate (including any international assignee) contract or agreement (including agreements and obligations regarding repatriation, relocation or equalization of Taxes and living standards in the host country) or (d) other agreement containing restrictive covenants (including confidentiality, non-competition and non-solicitation provisions) between a member of a Group, on the one hand, and (i) an Otis Group Employee or (ii) a Former Otis Group Employee, on the other hand, as in effect immediately prior to the Otis Distribution Date.

“Otis LTIP” means the Otis Long-Term Incentive Plan established by Otis as of the Effective Time pursuant to Sections 2.03(b) and 4.01.

“Otis Option Award” means an award of options to purchase Otis Shares assumed by Otis pursuant to the Otis LTIP in accordance with Sections 4.02(a) and 4.02(b).

“Otis Pension Preservation Plan (Post-2005)” means the Otis Pension Preservation Plan which is an Otis Deferred Compensation Plan established pursuant to Sections 2.03(b) and 6.02.

“Otis PSU Award” means an award of performance-based stock units relating to Otis Shares assumed by Otis pursuant to the Otis LTIP in accordance with Section 4.02(f) or pursuant to the Otis PSU Deferral Plan in accordance with Section 6.02.

“Otis PSU Deferral Plan” means the Otis LTIP Performance Share Unit Deferral Plan which is an Otis Deferred Compensation Plan established pursuant to Sections 2.03(b) and 6.02.

“Otis Puerto Rico Savings Plan” means the Otis Elevator Puerto Rico Retirement Savings Plan established by Otis pursuant to Section 2.03(b) and 5.02(c).

“Otis RSU Award” means an award of time-based restricted stock units relating to Otis Shares assumed by Otis pursuant to the Otis LTIP in accordance with Section 4.02(e).

“Otis SAR Award” means an award of stock appreciation rights relating to Otis Shares assumed by Otis pursuant to the Otis LTIP in accordance with Sections 4.02(c) and 4.02(d).

“Otis Savings Plan” means the Otis Savings Plan established pursuant to Sections 2.03(b) and 5.02(c).

“Otis Savings Plans” has the meaning set forth in Section 5.02(c).

“Otis Savings Restoration Plan” means the Otis Savings Restoration Plan which is an Otis Deferred Compensation Plan established pursuant to Sections 2.03(b) and 6.02.

“Otis Share” means a share of the common stock, par value $0.01 per share, of Otis.

“Otis Stock Value” means the simple average of the volume-weighted average per share price of Otis Shares trading on the Applicable Exchange during each of the two (2) consecutive full Trading Sessions occurring immediately after the third full Trading Session after the Effective Time.

“Otis Transferred Director” means each Otis director as of the Effective Time who served on the UTC Board immediately prior to the Effective Time.

“Otis Value Factor” means the quotient, rounded to four decimal places, obtained by dividing (a) the product of (i) the Otis Distribution Ratio and (ii) the UTC Pre-Separation Stock Value, by (b) the sum of (i) the Otis Adjusted Stock Value, (ii) the Carrier Adjusted Stock Value, and (iii) the UTC Post-Separation Stock Value.

“Otis Welfare Plan” means a Welfare Plan established, sponsored, maintained or contributed to by any member of the Otis Group for the benefit of Otis Group Employees and Former Otis Group Employees, including any Welfare Plan retained or adopted by Otis pursuant to Sections 2.03(b), 2.03(d) and 8.01.

“Parties” means the parties to this Agreement.

“Post-Separation UTC Awards” means (a) Post-Separation UTC DSU Awards, (b) Post-Separation UTC Option Awards, (c) Post-Separation UTC PSU Awards, (d) Post-Separation UTC RSU Awards, (e) Post-Separation SAR Awards, and (f) cash-settled Carrier DSU Awards and cash-settled Otis DSU Awards held by UTC Non-Employee Directors who will continue to serve on the UTC Board immediately following the Effective Time (regardless of whether such individuals are Otis Transferred Directors or Carrier Transferred Directors immediately following the Effective Time), collectively.

“Post-Separation UTC DSU Awards” means a UTC DSU Award settled in cash or in stock relating to UTC Shares that is assumed by the relevant Party as adjusted as of the Effective Time in accordance with Section 4.02(g).

“Post-Separation UTC Option Award” means a UTC Option Award adjusted as of the Effective Time in accordance with Sections 4.02(a) and 4.02(b).

“Post-Separation UTC PSU Award” means a UTC PSU Award adjusted as of the Effective Time in accordance with Section 4.02(f).

“Post-Separation UTC RSU Award” means a UTC RSU Award adjusted as of the Effective Time in accordance with Section 4.02(e).

“Post-Separation UTC SAR Award” means a UTC SAR Award adjusted as of the Effective Time in accordance with Sections 4.02(c) and 4.02(d).

“Requesting Party” has the meaning set forth in Section 9.04.

“Restricted Employees” has the meaning set forth in Section 3.04(a).

“Securities Act” means the U.S. Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

“Separation” has the meaning set forth in the Recitals.

“Separation Agreement” has the meaning set forth in the Recitals.

“Trading Session” means the period of time during any given calendar day, commencing with the determination of the opening price on the Applicable Exchange and ending on the determination of the closing price on the Applicable Exchange during the regular trading session, in which trading in UTC Shares, Carrier Shares or Otis Shares (as applicable) is permitted on the Applicable Exchange.

“Transferred Account Balances” has the meaning set forth in Section 8.03.

“UTC Adjustment Ratio” means the quotient, obtained by dividing (a) the UTC Pre-Separation Stock Value by (b) the UTC Post-Separation Stock Value.

“UTC Award” means each UTC DSU Award, UTC Option Award, UTC PSU Award, UTC RSU Award and UTC SAR Award.

“UTC Benefit Plan” means any Benefit Plan established, sponsored or maintained by UTC or any of its Subsidiaries immediately prior to the Effective Time, but excluding any (i) Carrier Benefit Plan, including any plan transferred to and assumed by Carrier pursuant to Sections 2.03(a) and 2.03(c), and (ii) any Otis Benefit Plan, including any plan transferred to and assumed by Otis pursuant to Sections 2.03(b) and 2.03(d).

“UTC Bifurcated Deferred Compensation Plan” means each of the UTC Savings Restoration Plan, the UTC Pension Preservation Plan (Post-2005), the UTC Deferred Compensation Plan, the UTC Company Automatic Contribution Excess Plan, the UTC LTIP PSU Deferral Plan, the Retirement Plan for Third Country National Employees, and the Internationally Mobile Employee Retirement Plan.

“UTC Board” has the meaning set forth in the Recitals.

“UTC Compensation Committee” means the Compensation Committee of the UTC Board.

“UTC DSU Award” means an award representing a contractual right to receive UTC Shares or the cash value thereof granted pursuant to the UTC DSU Plan that is outstanding immediately prior to the Effective Time.

“UTC DSU Plan” means the UTC Board of Directors Deferred Stock Unit Plan.

“UTC Flexible Benefit Plans” means the UTC Welfare Plans that provide dependent care and medical benefits under Section 125 of the Code.

“UTC Group Employees” has the meaning set forth in Section 3.01(a)(iii).

“UTC Individual Agreement” means any individual (a) employment contract or offer letter, (b) retention, severance or change in control agreement, (c) expatriate (including any international assignee) contract or agreement (including agreements and obligations regarding repatriation, relocation or equalization of Taxes and living standards in the host country) or (d) other agreement containing restrictive covenants (including confidentiality, non-competition and non-solicitation provisions) between a member of a Group, on the one hand, and (i) a UTC Group Employee or (ii) a Former UTC Group Employee, on the other hand, as in effect immediately prior to the Distribution Date.

“UTC LTIP” means each of the United Technologies Corporation 2018 Long-Term Incentive Plan, the United Technologies Corporation Long-Term Incentive Plan, and the Rockwell Collins, Inc. 2015 Long-Term Incentives Plan, as assumed by UTC.

“UTC Non-Employee Director” means an individual who serves or served as a non-employee director of the UTC Board.

“UTC Option Award” means an award of options to purchase UTC Shares granted pursuant to a UTC LTIP that is outstanding as of immediately prior to the Effective Time.

“UTC Pension Preservation Plan (Pre-2005)” means the UTC Pension Preservation Plan, as in effect on December 31, 2004.

“UTC Pension Preservation Plan (Post-2005)” means the UTC Pension Preservation Plan, as in effect on January 1, 2005.

“UTC Post-Separation Stock Value” means the simple average of the volume-weighted average per share price of UTC Shares trading on the Applicable Exchange during each of the two (2) consecutive full Trading Sessions occurring immediately after the third full Trading Session after the Effective Time.

“UTC Pre-Separation Stock Value” means the closing price per share of UTC Shares trading “regular way with due bills” during the last full Trading Session immediately prior to the Effective Time.

“UTC PSU Award” means an award of performance-based stock units relating to UTC Shares granted pursuant to a UTC LTIP that is outstanding immediately prior to the Effective Time.

“UTC Puerto Rico Savings Plan” means the United Technologies Company Puerto Rico Savings Plan.

“UTC Represented Savings Plan” means the United Technologies Corporation Represented Employee Savings Plan.

“UTC Retained Deferred Compensation Plan” means each of the Rockwell Collins 2005 Non-Qualified Retirement Savings Plan, the Rockwell Collins Pre-2005 Non-Qualified Retirement Savings Plan, the Rockwell Collins 2005 Deferred Compensation Plan, the Rockwell Collins 2005 Non-Qualified Pension Plan, the B/E Aerospace 2010 Deferred Compensation Plan, the Sundstrand Corporation Deferred Compensation Plan, the Goodrich Corp Savings Benefit Restoration Plan, the UTC Pension Preservation Plan, As Amended and Restated Effective January 1, 1996, the UTC Pension Preservation Plan (Pre-2005) and each other nonqualified deferred compensation plan sponsored by a member of the UTC Group prior to the Effective Time that is not a UTC Bifurcated Deferred Compensation Plan.

“UTC Retirement Plan” means the United Technologies Corporation Retirement Plan.

“UTC RSU Award” means an award of restricted stock units with respect to UTC Shares granted pursuant to a UTC LTIP that is outstanding as of immediately prior to the Effective Time.

“UTC SAR Award” means an award of stock appreciation rights with respect to UTC Shares granted pursuant to a UTC LTIP that is outstanding as of immediately prior to the Effective Time.

“UTC Savings Plan” means the United Technologies Corporation Employee Savings Plan.

“UTC Shares” means the shares of common stock, par value $1.00 per share, of UTC.

“UTC Value Factor” means the quotient, obtained by dividing (a) the UTC Pre-Separation Stock Value, by (b) the sum of (i) the Carrier Adjusted Stock Value, (ii) the Otis Adjusted Stock Value, and (iii) the UTC Post-Separation Stock Value.

“UTC Welfare Plan” means any UTC Benefit Plan that is a Welfare Plan.

“Welfare Plan” means any “welfare plan” (as defined in Section 3(1) of ERISA) or a “cafeteria plan” under Section 125 of the Code, and any benefits offered thereunder, and any other plan offering health benefits (including medical, prescription drug, dental, vision, mental health, substance abuse and retiree health), disability benefits, or life, accidental death and dismemberment, and business travel insurance, pre-Tax premium conversion benefits, dependent care assistance programs, employee assistance programs, paid time-off programs, contribution funding toward a health savings account, flexible spending accounts, supplemental unemployment benefits or severance.

Section 1.02.          Interpretation.  Section 10.15 (Interpretation) of the Separation Agreement is hereby incorporated by reference.

ARTICLE II
GENERAL PRINCIPLES FOR ALLOCATION OF LIABILITIES

Section 2.01.          General Principles.  All provisions herein shall be subject to the requirements of all applicable Law and any collective bargaining, works council or similar agreement or arrangement with any labor union, works council or other labor representative (each, a “Labor Agreement”).  Notwithstanding anything in this Agreement to the contrary, if the terms of a Labor Agreement or applicable Law require that any Assets or Liabilities be retained or assumed by, or transferred to, a Party in a manner that is different than what is set forth in this Agreement, such retention, assumption or transfer shall be made in accordance with the terms of such Labor Agreement and applicable Law and shall not be made as otherwise set forth in this Agreement; provided that, in such case, the Parties shall take all necessary action to preserve the economic terms of the allocation of Assets and Liabilities contemplated by this Agreement.  The provisions of this Agreement shall apply in respect of all jurisdictions.

(a)          Acceptance and Assumption of Carrier Liabilities.  Except as otherwise provided by this Agreement, on or prior to the Effective Time, but in any case prior to the Carrier Distribution, Carrier and the applicable Carrier Designees shall accept, assume and agree to faithfully perform, discharge and fulfill all of the following Liabilities in accordance with their respective terms (each of which shall be considered a Carrier Liability), regardless of when or where such Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the Effective Time, regardless of where or against whom such Liabilities are asserted or determined (including any such Liabilities arising out of claims made by UTC’s, Carrier’s or Otis’s respective directors, officers, Employees, Former Employees, agents, Subsidiaries or Affiliates against any member of the UTC Group, the Carrier Group or the Otis Group) or whether asserted or determined prior to the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the UTC Group, the Carrier Group or the Otis Group, or any of their respective directors, officers, Employees, Former Employees, agents, Subsidiaries or Affiliates:

(i)          any and all wages, salaries, incentive compensation, equity compensation, commissions, bonuses and any other employee compensation or benefits payable to or on behalf of any Carrier Group Employees and Former Carrier Group Employees after the Effective Time, without regard to when such wages, salaries, incentive compensation, equity compensation, commissions, bonuses or other employee compensation or benefits are or may have been awarded or earned;

(ii)          any and all Liabilities whatsoever with respect to claims under a Carrier Benefit Plan, taking into account the Carrier Benefit Plan’s assumption of Liabilities with respect to Carrier Group Employees and Former Carrier Group Employees, that were originally the Liabilities of the corresponding UTC Benefit Plan with respect to periods prior to the Effective Time;

(iii)          any and all Liabilities arising out of, relating to or resulting from the employment, or termination of employment of all Carrier Group Employees and Former Carrier Group Employees; and

(iv)          any and all Liabilities expressly assumed or retained by any member of the Carrier Group pursuant to this Agreement.

(b)          Acceptance and Assumption of Otis Liabilities.  Except as otherwise provided by this Agreement, on or prior to the Effective Time, but in any case prior to the Otis Distribution, Otis and the applicable Otis Designees shall accept, assume and agree to faithfully perform, discharge and fulfill all of the following Liabilities in accordance with their respective terms (each of which shall be considered an Otis Liability), regardless of when or where such Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the Effective Time, regardless of where or against whom such Liabilities are asserted or determined (including any such Liabilities arising out of claims made by UTC’s, Carrier’s or Otis’s respective directors, officers, Employees, Former Employees, agents, Subsidiaries or Affiliates against any member of the UTC Group, the Carrier Group or the Otis Group) or whether asserted or determined prior to the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the UTC Group, the Carrier Group or the Otis Group, or any of their respective directors, officers, Employees, Former Employees, agents, Subsidiaries or Affiliates:

(i)          any and all wages, salaries, incentive compensation, equity compensation, commissions, bonuses and any other employee compensation or benefits payable to or on behalf of any Otis Group Employees and Former Otis Group Employees after the Effective Time, without regard to when such wages, salaries, incentive compensation, equity compensation, commissions, bonuses or other employee compensation or benefits are or may have been awarded or earned;

(ii)          any and all Liabilities whatsoever with respect to claims under an Otis Benefit Plan, taking into account the Otis Benefit Plan’s assumption of Liabilities with respect to Otis Group Employees and Former Otis Group Employees, that were originally the Liabilities of the corresponding UTC Benefit Plan with respect to periods prior to the Effective Time;

(iii)          any and all Liabilities arising out of, relating to or resulting from the employment, or termination of employment of all Otis Group Employees and Former Otis Group Employees; and

(iv)          any and all Liabilities expressly assumed or retained by any member of the Otis Group pursuant to this Agreement.

(c)          Acceptance and Assumption of UTC Liabilities.  Except as otherwise provided by this Agreement, on or prior to the Effective Time, but in any case prior to the Distribution, UTC and certain members of the UTC Group designated by UTC shall accept, assume and agree to faithfully perform, discharge and fulfill all of the following Liabilities in accordance with their respective terms (each of which shall be considered a UTC Liability), regardless of when or where such Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the Effective Time, regardless of where or against whom such Liabilities are asserted or determined (including any such Liabilities arising out of claims made by UTC’s, Carrier’s or Otis’s respective directors, officers, Employees, Former Employees, agents, Subsidiaries or Affiliates against any member of the UTC Group, the Carrier Group or the Otis Group) or whether asserted or determined prior to the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the UTC Group, the Carrier Group or the Otis Group, or any of their respective directors, officers, Employees, Former Employees, agents, Subsidiaries or Affiliates:

(i)          any and all wages, salaries, incentive compensation, equity compensation, commissions, bonuses and any other employee compensation or benefits payable to or on behalf of any UTC Group Employees and Former UTC Group Employees after the Effective Time, without regard to when such wages, salaries, incentive compensation, equity compensation, commissions, bonuses or other employee compensation or benefits are or may have been awarded or earned;

(ii)          any and all Liabilities whatsoever with respect to claims under a UTC Benefit Plan, taking into account a corresponding assumption of Liabilities by the Carrier Benefit Plans and Otis Benefit Plans with respect to Carrier Group Employees, Otis Group Employees, Former Carrier Group Employees and Former Otis Group Employees, respectively, that were originally the Liabilities of such UTC Benefit Plan with respect to periods prior to the Effective Time;

(iii)          any and all Liabilities arising out of, relating to or resulting from the employment, or termination of employment of all UTC Group Employees and Former UTC Group Employees; and

(iv)          any and all Liabilities expressly assumed or retained by any member of the UTC Group pursuant to this Agreement.

(d)          Unaddressed Liabilities.  To the extent that this Agreement does not address particular Liabilities under any Benefit Plan and the Parties later determine that they should be allocated in connection with the Distributions, the Parties shall agree in good faith on the allocation, taking into account the handling of comparable Liabilities under this Agreement.

Section 2.02.          Service Credit.

(a)          As of the Effective Time, the Carrier Benefit Plans shall, and Carrier shall cause each member of the Carrier Group to, recognize each Carrier Group Employee’s and each Former Carrier Group Employee’s full service with UTC or any of its Subsidiaries or predecessor entities at or before the Effective Time, to the same extent that such service was recognized by UTC for similar purposes prior to the Effective Time as if such full service had been performed for a member of the Carrier Group, for purposes of eligibility, vesting and determination of level of benefits under any Carrier Benefit Plans.

In addition, for any Employee who commences employment after the Effective Time with a member of the Carrier Group, each Carrier Benefit Plan intended to be qualified under Section 401(a) of the Code shall recognize for each such Employee service during the two (2)-year period immediately following the Effective Time with any member of the Otis Group or the UTC Group for purposes of vesting and participation (to the extent such employee is otherwise eligible under such plan and commences employment with a member of the Carrier Group during such two (2)-year period) but not for purposes of benefit accrual under any Carrier Benefit Plan.

(b)          As of the Effective Time, the Otis Benefit Plans shall, and Otis shall cause each member of the Otis Group to, recognize each Otis Group Employee’s and each Former Otis Group Employee’s full service with UTC or any of its Subsidiaries or predecessor entities at or before the Effective Time, to the same extent that such service was recognized by UTC for similar purposes prior to the Effective Time as if such full service had been performed for a member of the Otis Group, for purposes of eligibility, vesting and determination of level of benefits under any such Otis Benefit Plan.

In addition, for any Employee who commences employment after the Effective Time with a member of the Otis Group, each Otis Benefit Plan intended to be qualified under Section 401(a) of the Code shall recognize for each such Employee service during the two (2)-year period immediately following the Effective Time with any member of the Carrier Group or the UTC Group for purposes of vesting and participation (to the extent such employee is otherwise eligible under such plan and commences employment with a member of the Otis Group during such two (2)-year period) but not for purposes of benefit accrual under any Otis Benefit Plan.

(c)          For any Employee who commences employment after the Effective Time with a member of the UTC Group, each UTC Benefit Plan intended to be qualified under Section 401(a) of the Code shall recognize for each such Employee service during the two (2)-year period immediately following the Effective Time with any member of the Carrier Group or the Otis Group for purposes of vesting and participation (to the extent such employee is otherwise eligible under such plan and commences employment with a member of the UTC Group during such two (2)-year period) but not for purposes of benefit accrual under any UTC Benefit Plan.

Section 2.03.          Adoption and Transfer and Assumption of Benefit Plans.

(a)          Adoption by Carrier of Benefit Plans.  As of no later than the Effective Time, Carrier shall adopt Benefit Plans (and related trusts, if applicable) as contemplated and in accordance with the terms of this Agreement.

(b)          Adoption by Otis of Benefit Plans.  As of no later than the Effective Time, Otis shall adopt Benefit Plans (and related trusts, if applicable) as contemplated and in accordance with the terms of this Agreement.

(c)          Retention by Carrier of Carrier Plans.  From and after the Effective Time, Carrier shall retain all of the Carrier Benefits Plans, including all related Liabilities and Assets, and any related trusts and other funding vehicles and insurance contracts of any of such plans other than as specifically provided in this Agreement; provided, however, that Carrier may make such changes, modifications or amendments to such Carrier Benefit Plans as may be required by applicable Law or to reflect the Separation Agreement, including limiting participation in any such Carrier Benefit Plan to Carrier Group Employees and Former Carrier Group Employees who participated in the corresponding UTC Benefit Plan immediately prior to the Effective Time.  Nothing in this Agreement shall preclude Carrier, at any time after the Effective Time, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Carrier Benefit Plan, any benefit under any Carrier Benefit Plan or any trust, insurance policy or funding vehicle related to any Carrier Benefit Plan, or any employment or other service arrangement with Carrier Group Employees, independent contractors or vendors (to the extent permitted by Law).

(d)          Retention by Otis of Otis Plans.  From and after the Effective Time, Otis shall retain all of the Otis Benefits Plans, including all related Liabilities and Assets, and any related trusts and other funding vehicles and insurance contracts of any of such plans other than as specifically provided in this Agreement; provided, however, that Otis may make such changes, modifications or amendments to such Otis Benefit Plans as may be required by applicable Law or to reflect the Separation Agreement, including limiting participation in any such Otis Benefit Plan to Otis Group Employees and Former Otis Group Employees who participated in the corresponding UTC Benefit Plan immediately prior to the Effective Time.  Nothing in this Agreement shall preclude Otis, at any time after the Effective Time, from amending, merging, modifying, terminating, eliminating, reducing or otherwise altering in any respect any Otis Benefit Plan, any benefit under any Otis Benefit Plan or any trust, insurance policy or funding vehicle related to any Otis Benefit Plan, or any employment or other service arrangement with Otis Group Employees, independent contractors or vendors (to the extent permitted by Law).

(e)          Plans Not Required to Be Adopted.  With respect to any Benefit Plan not addressed in this Agreement, the Parties shall agree in good faith on the treatment of such plan taking into account the handling of any comparable plan under this Agreement and, notwithstanding that neither Carrier nor Otis shall have an obligation to continue to maintain any such plan with respect to the provision of future benefits from and after the Effective Time, Carrier shall remain obligated to pay or provide any previously accrued or incurred benefits to the Carrier Group Employees and Former Carrier Group Employees consistent with Section 2.01(a) of this Agreement and Otis shall remain obligated to pay or provide any previously accrued or incurred benefits to the Otis Group Employees and Former Otis Group Employees consistent with Section 2.01(b) of this Agreement.

(f)          Information and Operation.  Each Party shall use its commercially reasonable efforts to provide the other Party with information describing each Benefit Plan election made by an Employee or Former Employee that may have application to such Party’s Benefit Plans from and after the Effective Time, and each Party shall use its commercially reasonable efforts to administer its Benefit Plans using those elections.  Each Party shall, upon reasonable request, use its commercially reasonable efforts to provide the other Party and the other Party’s respective Affiliates, agents, and vendors all information reasonably necessary to the other Party’s operation or administration of its Benefit Plans.

(g)          No Duplication or Acceleration of Benefits.  Notwithstanding anything to the contrary in this Agreement, the Separation Agreement or any Ancillary Agreement, no participant in any Benefit Plan shall receive service credit or benefits to the extent that receipt of such service credit or benefits would result in duplication of benefits provided to such participant by the corresponding Benefit Plan or any other plan, program or arrangement sponsored or maintained by a member of the Group that sponsors the corresponding Benefit Plan.  Furthermore, unless expressly provided for in this Agreement, the Separation Agreement, or any Ancillary Agreement, or required by applicable Law, no provision in this Agreement shall be construed to create any right to accelerate vesting, distributions, or entitlements under any Benefit Plan sponsored or maintained by a member of the Carrier Group, a member of the Otis Group or a member of the UTC Group on the part of any Employee or Former Employee.

(h)          Beneficiaries; Dependents.  References in this Agreement to Carrier Group Employees, Former Carrier Group Employees, Otis Group Employees, Former Otis Group Employees, UTC Group Employees, Former UTC Group Employees, Carrier Transferred Directors, Otis Transferred Directors, and UTC Non-Employee Directors shall be deemed to refer to their beneficiaries, dependents, survivors and alternate payees, as applicable.

ARTICLE III
ASSIGNMENT OF EMPLOYEES

Section 3.01.          Active Employees.

(a)          Assignment and Transfer of Employees.  Effective as of no later than the Effective Time and except as otherwise agreed by the Parties, (i) UTC shall have taken, or caused the applicable member of the UTC Group to take, such actions as are necessary to ensure that each individual who is intended to be an employee of the Carrier Group as of immediately after the Effective Time (including any such individual who is not actively working as of the Effective Time as a result of an illness, injury or leave of absence approved by the UTC Human Resources department or otherwise taken in accordance with applicable Law) (collectively, the “Carrier Group Employees”) is employed by a member of the Carrier Group as of immediately after the Effective Time, (ii) UTC shall have taken, or caused the applicable member of the UTC Group to take, such actions as are necessary to ensure that each individual who is intended to be an employee of the Otis Group as of immediately after the Effective Time (including any such individual who is not actively working as of the Effective Time as a result of an illness, injury or an approved leave of absence or otherwise taken in accordance with applicable Law) (collectively, the “Otis Group Employees”) is employed by a member of the Otis Group as of immediately after the Effective Time, and (iii) UTC shall have taken, or caused the applicable member of the UTC Group to take, such actions as are necessary to ensure that (A) each individual who is intended to be an employee of the UTC Group as of immediately after the Effective Time (including any such individual who is not actively working as of the Effective Time as a result of an illness, injury or leave of absence approved by the UTC Human Resources department or otherwise taken in accordance with applicable Law) and (B) any other individual employed by the UTC Group as of the Effective Time who is not a Carrier Group Employee or Otis Group Employee (collectively, the “UTC Group Employees”) is employed by a member of the UTC Group as of immediately after the Effective Time.  Each of the Parties agrees to execute, and to seek to have the applicable Employees execute, such documentation, if any, as may be necessary to reflect such assignment and/or transfer.

(b)          At-Will Status.  Nothing in this Agreement shall create any obligation on the part of any member of the Carrier Group, any member of the Otis Group or any member of the UTC Group to (i) continue the employment of any Employee or permit the return from a leave of absence for any period after the date of this Agreement (except as required by applicable Law) or (ii) change the employment status of any Employee from “at-will,” to the extent that such Employee is an “at-will” employee under applicable Law.

(c)          Severance.  The Parties acknowledge and agree that the Separation, the Distributions and the assignment, transfer or continuation of the employment of Employees as contemplated by this Section 3.01 shall not be deemed an involuntary termination of employment entitling any Employee to severance payments or severance benefits.

(d)          Not a Change in Control.  The Parties acknowledge and agree that neither the consummation of the Separation, the Distributions nor any transaction contemplated by this Agreement, the Separation Agreement or any other Ancillary Agreement shall be deemed a “change in control,” “change of control” or term of similar import for purposes of any Benefit Plan sponsored or maintained by any member of the UTC Group, the Carrier Group or the Otis Group.

(e)          Payroll and Related Taxes.  Carrier shall (i) be responsible for all payroll obligations, Tax withholding and reporting obligations, and associated government audit assessments; and (ii) furnish a Form W-2 or similar earnings statement, in each case, for all Employees employed by a member of the Carrier Group with respect to the period during which they were employed by a member of the Carrier Group before the Distribution Date and for all Carrier Group Employees following the Distribution Date. Otis shall (A) be responsible for all payroll obligations, Tax withholding and reporting obligations, and associated government audit assessments; and (B) furnish a Form W-2 or similar earnings statement, in each case, for all Employees employed by a member of the Otis Group with respect to the period during which they were employed by a member of the Otis Group before Distribution Date and for all Otis Group Employees following the Distribution Date. UTC shall (i) be responsible for all payroll obligations, Tax withholding and reporting obligations, and associated government audit assessments; and (ii) furnish a Form W-2 or similar earnings statement, in each case, for all Employees employed by a member of the UTC Group with respect to the period during which they were employed by a member of the UTC Group before Distribution Date and for all UTC Group Employees following the Distribution Date.

Section 3.02.          Individual Agreements.  Effective as of no later than the Distribution Date, Carrier, Otis and UTC, as applicable, shall assign, or cause an applicable member of the respective UTC Group, Carrier Group or Otis Group to assign (i) the Carrier Individual Agreements to a member of the Carrier Group and Carrier shall agree or cause an applicable member of the Carrier Group to agree to accept and be bound by the provisions of the Carrier Individual Agreements, (ii) the Otis Individual Agreements to a member of the Otis Group and Otis shall agree or cause an applicable member of the Otis Group to agree to accept and be bound by the provisions of the Otis Individual Agreements, and (iii) the UTC Individual Agreements to a member of the UTC Group and UTC shall agree or cause an applicable member of the UTC Group to accept and be bound by the provisions of the UTC Individual Agreements; provided, however, that to the extent that assignment of any such agreement is not permitted by the terms of such agreement or by applicable Law, effective as of the Distribution Date, each member of the Carrier Group (in the case of each Carrier Individual Agreement), Otis Group (in the case of each Otis Individual Agreement) or the UTC Group (in the case of each UTC Individual Agreement) shall be considered to be a successor to each member of the Carrier Group, Otis Group or UTC Group, as applicable, for purposes of, and a third-party beneficiary with respect to, such agreement, such that each member of the Carrier Group, Otis Group or UTC Group, as applicable, shall enjoy all of the rights and benefits under such agreement (including rights and benefits as a third-party beneficiary) as well as assume the potential associated liabilities, with respect to the business operations of the Carrier Group, Otis Group or UTC Group, as applicable; provided, further, that in no event shall any Party be permitted to enforce (A) any Carrier Individual Agreement (including any agreement containing non-competition or non-solicitation covenants) against a Carrier Group Employee for action taken in such individual’s capacity as a Carrier Group Employee other than on behalf of the Carrier Group as requested by the Carrier Group in its capacity as a third-party beneficiary, (B) any Otis Individual Agreement (including any agreement containing non-competition or non-solicitation covenants) against an Otis Group Employee for action taken in such individual’s capacity as an Otis Group Employee other than on behalf of the Otis Group as requested by the Otis Group in its capacity as a third-party beneficiary and (C) any UTC Individual Agreement (including any agreement containing non-competition or non-solicitation covenants) against a UTC Employee for action taken in such individual’s capacity as a UTC Group Employee other than on behalf of the UTC Group as requested by the UTC Group in its capacity as a third-party beneficiary; provided, further, that with respect to any Carrier Group Employee, Former Carrier Group Employee, Otis Group Employee or Former Otis Group Employee who was employed by a member of the UTC Group within twelve (12) months prior to the Effective Time, UTC shall retain the right to enforce, and shall be a third-party beneficiary with respect to, any non-competition covenant as applied to the business of the UTC Group contained in any Carrier Individual Agreement or Otis Individual Agreement against such Carrier Group Employee or Otis Group Employee for a period of twelve (12) months after the Effective Time.

Section 3.03.          Consultation with Labor Representatives; Labor Agreements.  The Parties shall cooperate to notify, inform and/or consult with any labor union, works council or other labor representative regarding the Separation and Distributions to the extent required by Law or a Labor Agreement.  No later than as of immediately before the Effective Time, Carrier shall have taken, or caused another member of the Carrier Group to take, all actions that are necessary (if any) for Carrier or another member of the Carrier Group to (a) assume any Labor Agreements in effect with respect to Carrier Group Employees and Former Carrier Group Employees (excluding obligations thereunder with respect to any Otis Group Employees, Former Otis Group Employees, UTC Group Employees or Former UTC Group Employees, to the extent applicable) and (b) unless otherwise provided in this Agreement, assume and honor any obligations of the UTC Group or Otis Group under any Labor Agreements as such obligations relate to Carrier Group Employees and Former Carrier Group Employees.  No later than as of immediately before the Effective Time, Otis shall have taken, or caused another member of the Otis Group to take, all actions that are necessary (if any) for Otis or another member of the Otis Group to (a) assume any Labor Agreements in effect with respect to Otis Group Employees and Former Otis Group Employees (excluding obligations thereunder with respect to any Carrier Group Employees, Former Carrier Group Employees, UTC Group Employees or Former UTC Group Employees, to the extent applicable) and (b) unless otherwise provided in this Agreement, assume and honor any obligations of the UTC Group or Carrier Group under any Labor Agreements as such obligations relate to Otis Group Employees and Former Otis Group Employees.  No later than as of immediately before the Effective Time, UTC shall have taken, or caused another member of the UTC Group to take, all actions that are necessary (if any) for UTC or another member of the UTC Group to (a) assume any Labor Agreements in effect with respect to UTC Employees and Former UTC Employees (excluding obligations thereunder with respect to any Carrier Group Employees, Former Carrier Group Employees, Otis Group Employees or Former Otis Group Employees, to the extent applicable) and (b) assume and honor any obligations of the Carrier Group or Otis Group under any Labor Agreements as such obligations relate to UTC Group Employees and Former UTC Group Employees.

Section 3.04.          Non-Solicitation.

(a)          Non-Solicitation.  Each Party agrees that, for a period of eighteen (18) months from the Effective Time, such Party shall, and shall cause each member in its Group, to not solicit for employment any individual who is an employee of a member of the other Groups at the level of P6/M6, P7/M7, E1, E2, E3, E4, or E5 as of immediately prior to the Effective Time (“Restricted Employees”); provided that the foregoing restrictions shall not apply to:  (i) any Restricted Employee who responds to general solicitations not targeted at the Restricted Employees, (ii) any Restricted Employee who terminates employment at least six (6) months prior to the applicable solicitation, (iii) the solicitation of a Restricted Employee whose employment was involuntarily terminated by the employing Party in a severance qualifying termination before the employment discussions with the soliciting Party commenced, and (iv) any Restricted Employee whose prospective employment is agreed to in writing by the soliciting Party and the employing Party, or in the case of a Restricted Employee who is not currently employed, the Party who last employed Restricted Employee.

(b)          Remedies; Enforcement.  Each Party acknowledges and agrees that (i) injury to the employing Party from any breach by another Party of the obligations set forth in this Section 3.04 would be irreparable and impossible to measure and (ii) the remedies at Law for any breach or threatened breach of this Section 3.04, including monetary damages, would therefore be inadequate compensation for any loss and the employing Party shall have the right to specific performance and injunctive or other equitable relief in accordance with this Section 3.04, in addition to any and all other rights and remedies at Law or in equity, and all such rights and remedies shall be cumulative.  Each Party understands and acknowledges that the restrictive covenants and other agreements contained in this Section 3.04 are an essential part of this Agreement and the transactions contemplated hereby.  It is the intent of the Parties that the provisions of this Section 3.04 shall be enforced to the fullest extent permissible under applicable Law applied in each jurisdiction in which enforcement is sought.  If any particular provision or portion of this Section 3.04 shall be adjudicated to be invalid or unenforceable, such provision or portion thereof shall be deemed amended to the minimum extent necessary to render such provision or portion valid and enforceable, such amendment to apply only with respect to the operation of such provision or portion thereof in the particular jurisdiction in which such adjudication is made.

ARTICLE IV
EQUITY, INCENTIVE AND EXECUTIVE COMPENSATION

Section 4.01.          General Rules and Adoption of Equity Plans.

(a)          Treatment of Equity Awards.  Each UTC Award that is outstanding as of immediately prior to the Effective Time shall be treated as described below in this Article IV; provided, however, that, prior to the Effective Time, the UTC Compensation Committee (i) may provide for different treatment with respect to some or all of the UTC Awards held by Employees located outside of the United States to the extent that the UTC Compensation Committee deems such treatment necessary or appropriate, including to avoid adverse tax consequences to such Employees, and (ii) shall, if the Carrier Distribution and the Otis Distribution do not occur on the same day, appropriately modify the adjustment methodology described below in a manner that is intended to achieve the same adjustment results taking into account the timing of the Carrier Distribution and the Otis Distribution.  Any such adjustments made by the UTC Compensation Committee pursuant to the foregoing sentence shall be deemed incorporated by reference herein as if fully set forth below and shall be binding on the Parties and their respective Affiliates.  Effective as of no later than immediately prior to the Effective Time, Carrier shall establish the Carrier LTIP and Carrier DSU Plan and Otis shall establish the Otis LTIP and the Otis DSU Plan, which plans shall have substantially the same terms as those of the UTC LTIP and the UTC DSU Plan, respectively, as of immediately prior to the Effective Time.  Carrier may make such changes, modifications or amendments to the Carrier LTIP and the Carrier DSU Plan and Otis may make such changes, modifications or amendments to the Otis LTIP and the Otis DSU Plan, in each case, as may be required by applicable Law or as are necessary and appropriate to reflect the Separation or to permit the implementation of the provisions of Article IV or Section 6.02.

(b)          Assumption of DSU Plan Liabilities.  As of the Effective Time, Carrier shall, and shall cause the Carrier DSU Plan, and Otis shall, and shall cause the Otis DSU Plan, to assume all Liabilities under the UTC DSU Plan for the benefits of Carrier Transferred Directors and Otis Transferred Directors who are not otherwise UTC Non-Employee Directors, respectively, determined as of immediately prior to the Effective Time, and the UTC Group and the UTC DSU Plan shall be relieved of all Liabilities for those benefits.  UTC shall, or shall cause a member of the UTC Group to, assume and retain all Liabilities under the UTC DSU Plan for the benefits of UTC Non-Employee Directors but not with respect to the benefits of any director who ceases as of the Effective Time to be a director of UTC and becomes a Carrier Transferred Director or Otis Transferred Director.  On and after the Effective Time, Carrier Transferred Directors and Otis Transferred Directors who are not otherwise UTC Non-Employee Directors shall cease to be participants in the UTC DSU Plan.

Section 4.02.          Equity Incentive Awards.

(a)          Vested Option Awards.  Each UTC Option Award that is outstanding and vested as of immediately prior to the Effective Time shall be converted, as of the Effective Time, into a Post-Separation UTC Option Award, a Carrier Option Award and an Otis Option Award and shall, except as otherwise provided in this Section 4.02(a), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC Option Award immediately prior to the Effective Time; provided, however, that from and after the Effective Time:

(i)          the number of UTC Shares subject to such Post-Separation UTC Option Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (A) the number of UTC Shares subject to the corresponding UTC Option Award immediately prior to the Effective Time by (B) the UTC Value Factor;

(ii)          the number of Carrier Shares subject to such Carrier Option Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (A) the number of UTC Shares subject to the corresponding UTC Option Award immediately prior to the Effective Time by (B) the Carrier Value Factor;

(iii)          the number of Otis Shares subject to such Otis Option Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (A) the number of UTC Shares subject to the corresponding UTC Option Award immediately prior to the Effective Time by (B) the Otis Value Factor;

(iv)          the per share exercise price of such Post-Separation UTC Option Award shall be equal to the quotient, rounded up to the nearest whole cent, obtained by dividing (A) the per share exercise price of the corresponding UTC Option Award immediately prior to the Effective Time by (B) the UTC Adjustment Ratio;

(v)          the per share exercise price of such Carrier Option Award shall be equal to the quotient, rounded up to the nearest whole cent, obtained by dividing (A) the per share exercise price of the corresponding UTC Option Award immediately prior to the Effective Time by (B) the Carrier Adjustment Ratio; and

(vi)          the per share exercise price of such Otis Option Award shall be equal to the quotient, rounded up to the nearest whole cent, obtained by dividing (A) the per share exercise price of the corresponding UTC Option Award immediately prior to the Effective Time by (B) the Otis Adjustment Ratio.

Following the Effective Time, (A) the exercise period for a Post-Separation UTC Option held by an Carrier Group Employee or Otis Group Employee shall be the ten (10)-year period commencing on the original grant date, regardless of termination from post-separation employer, (B) the exercise period for an Carrier Option held by a UTC Group Employee or Otis Group Employee, shall be the ten (10)-year period commencing on the original grant date, regardless of termination from post-separation employer and (C) the exercise period for a Carrier Option held by an Otis Group Employee or UTC Group Employee shall be the ten (10)-year period commencing on the original grant date, regardless of termination from post-separation employer.

Notwithstanding anything to the contrary in this Section 4.02(a), the exercise price of, and the number of UTC Shares, Carrier Shares, and Otis Shares subject to, each Post-Separation UTC Option Award, Carrier Option Award, and Otis Option Award, respectively, and the terms and conditions of exercise of such options shall be determined in a manner consistent with the requirements of Section 409A of the Code, as applicable.

(b)          Unvested Option Awards.  Each UTC Option Award that is outstanding and unvested as of immediately prior to the Effective Time (including any UTC Option Award that vests on or after the Distribution Date) shall be treated as follows:

(i)          if the holder of such award is a UTC Group Employee, such award shall be converted, as of the Effective Time, into a Post-Separation UTC Option Award and shall, except as otherwise provided in this Section 4.02(b), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC Option Award prior to the Effective Time; provided, however, that (A) the number of UTC Shares underlying such Post-Separation UTC Option Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (1) the number of UTC Shares subject to the corresponding UTC Option Award immediately prior to the Effective Time by (2) the UTC Adjustment Ratio, and (B) the per share exercise price of such Post-Separation UTC Option Award shall be equal to the quotient, rounded up to the nearest whole cent, obtained by dividing (1) the per share exercise price of the corresponding UTC Option Award immediately prior to the Effective Time by (2) the UTC Adjustment Ratio;

(ii)          if the holder of such award is a Carrier Group Employee, such award shall be converted, as of the Effective Time, into a Carrier Option Award and shall, except as otherwise provided in this Section 4.02(b), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC Option Award prior to the Effective Time; provided, however, that (A) the number of Carrier Shares underlying such Carrier Option Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (1) the number of UTC Shares subject to the corresponding UTC Option Award immediately prior to the Effective Time by (2) the Carrier Adjustment Ratio, and (B) the per share exercise price of such Carrier Option Award shall be equal to the quotient, rounded up to the nearest whole cent, obtained by dividing (1) the per share exercise price of the corresponding UTC Option Award immediately prior to the Effective Time by (2) the Carrier Adjustment Ratio; and

(iii)          if the holder of such award is an Otis Group Employee, such award shall be converted, as of the Effective Time, into an Otis Option Award and shall, except as otherwise provided in this Section 4.02(b), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC Option Award prior to the Effective Time; provided, however, that (A) the number of Otis Shares underlying such Otis Option Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (1) the number of UTC Shares subject to the corresponding UTC Option Award immediately prior to the Effective Time by (2) the Otis Adjustment Ratio, and (B) the per share exercise price of such Otis Option Award shall be equal to the quotient, rounded up to the nearest whole cent, obtained by dividing (1) the per share exercise price of the corresponding UTC Option Award immediately prior to the Effective Time by (2) the Otis Adjustment Ratio.

Notwithstanding anything to the contrary in this Section 4.02(b), the exercise price of, and the number of UTC Shares, Carrier Shares, and Otis Shares subject to, each Post-Separation UTC Option Award, Carrier Option Award, and Otis Option Award, respectively, and the terms and conditions of exercise of such options shall be determined in a manner consistent with the requirements of Section 409A of the Code, as applicable.

(c)          Vested SAR Awards.  Each UTC SAR Award that is outstanding and vested as of immediately prior to the Effective Time shall be converted, as of the Effective Time, into a Post-Separation UTC SAR Award, a Carrier SAR Award and an Otis SAR Award and shall, except as otherwise provided in this Section 4.02(c), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC SAR Award immediately prior to the Effective Time; provided, however, that from and after the Effective Time:

(i)          the number of UTC Shares subject to such Post-Separation UTC SAR Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (A) the number of UTC Shares subject to the corresponding UTC SAR Award immediately prior to the Effective Time by (B) the UTC Value Factor;

(ii)          the number of Carrier Shares subject to such Carrier SAR Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (A) the number of UTC Shares subject to the corresponding UTC SAR Award immediately prior to the Effective Time by (B) the Carrier Value Factor;

(iii)          the number of Otis Shares subject to such Otis SAR Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (A) the number of UTC Shares subject to the corresponding UTC SAR Award immediately prior to the Effective Time by (B) the Otis Value Factor;

(iv)          the per share exercise price of such Post-Separation UTC SAR Award shall be equal to the quotient, rounded up to the nearest whole cent, obtained by dividing (A) the per share exercise price of the corresponding UTC SAR Award immediately prior to the Effective Time by (B) the UTC Adjustment Ratio;

(v)          the per share exercise price of such Carrier SAR Award shall be equal to the quotient, rounded up to the nearest whole cent, obtained by dividing (A) the per share exercise price of the corresponding UTC SAR Award immediately prior to the Effective Time by (B) the Carrier Adjustment Ratio; and

(vi)          the per share exercise price of such Otis SAR Award shall be equal to the quotient, rounded up to the nearest whole cent, obtained by dividing (A) the per share exercise price of the corresponding UTC SAR Award immediately prior to the Effective Time by (B) the Otis Adjustment Ratio.

Following the Effective Time, (A) the exercise period for a Post-Separation UTC SAR held by an Otis Group Employee, or Carrier Group Employee shall be the ten (10)-year period commencing on the original grant date, regardless of termination from post-separation employer, (B) the exercise period for an Otis SAR held by a UTC Group Employee, or Carrier Group Employee shall be the ten (10)-year period commencing on the original grant date, regardless of termination from post-separation employer, and (C) the exercise period for a Carrier SAR held by an Otis Group Employee, or UTC Group Employee shall be the ten (10)-year period commencing on the original grant date, regardless of termination from post-separation employer.

Notwithstanding anything to the contrary in this Section 4.02(c), the exercise price of, and the number of UTC Shares, Carrier Shares, and Otis Shares subject to, each Post-Separation UTC SAR Award, Carrier SAR Award, and Otis SAR Award, respectively, and the terms and conditions of exercise of such SARs shall be determined in a manner consistent with the requirements of Section 409A of the Code, as applicable.

(d)          Unvested SAR Awards.  Each UTC SAR Award that is outstanding and unvested as of immediately prior to the Effective Time (including any UTC SAR Award that vests on or after the Distribution Date) shall be treated as follows:

(i)          if the holder of such award is a UTC Group Employee, such award shall be converted, as of the Effective Time, into a Post-Separation UTC SAR Award and shall, except as otherwise provided in this Section 4.02(d), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC SAR Award prior to the Effective Time; provided, however, that (A) the number of UTC Shares underlying such Post-Separation UTC SAR Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (1) the number of UTC Shares subject to the corresponding UTC SAR Award immediately prior to the Effective Time by (2) the UTC Adjustment Ratio, and (B) the per share exercise price of such Post-Separation UTC SAR Award shall be equal to the quotient, rounded up to the nearest whole cent, obtained by dividing (1) the per share exercise price of the corresponding UTC SAR Award immediately prior to the Effective Time by (2) the UTC Adjustment Ratio;

(ii)          if the holder of such award is a Carrier Group Employee, such award shall be converted, as of the Effective Time, into a Carrier SAR Award and shall, except as otherwise provided in this Section 4.02(d), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC SAR Award prior to the Effective Time; provided, however, that (A) the number of Carrier Shares underlying such Carrier SAR Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (1) the number of UTC Shares subject to the corresponding UTC SAR Award immediately prior to the Effective Time by (2) the Carrier Adjustment Ratio, and (B) the per share exercise price of such Carrier SAR Award shall be equal to the quotient, rounded up to the nearest whole cent, obtained by dividing (1) the per share exercise price of the corresponding UTC SAR Award immediately prior to the Effective Time by (2) the Carrier Adjustment Ratio; and

(iii)          if the holder of such award is an Otis Group Employee, such award shall be converted, as of the Effective Time, into an Otis SAR Award and shall, except as otherwise provided in this Section 4.02(d), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC SAR Award prior to the Effective Time; provided, however, that (A) the number of Otis Shares underlying such Otis SAR Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (1) the number of UTC Shares subject to the corresponding UTC SAR Award immediately prior to the Effective Time by (2) the Otis Adjustment Ratio, and (B) the per share exercise price of such Otis SAR Award shall be equal to the quotient, rounded up to the nearest whole cent, obtained by dividing (1) the per share exercise price of the corresponding UTC SAR Award immediately prior to the Effective Time by (2) the Otis Adjustment Ratio.

Notwithstanding anything to the contrary in this Section 4.02(d), the exercise price of, and the number of UTC Shares, Carrier Shares, and Otis Shares subject to, each Post-Separation UTC SAR Award, Carrier SAR Award, and Otis SAR Award, respectively, and the terms and conditions of exercise of such SARs shall be determined in a manner consistent with the requirements of Section 409A of the Code, as applicable.

(e)          RSU Awards.  Each UTC RSU Award that is outstanding and unvested as of immediately prior to the Effective Time (including any UTC RSU Awards that vest on or after the Distribution Date) shall be treated as follows:

(i)          if the holder of such award is a UTC Group Employee or a Former UTC Group Employee, such award shall be converted, as of the Effective Time, into a Post-Separation UTC RSU Award and shall, except as otherwise provided in this Section 4.02(e), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC RSU Award prior to the Effective Time; provided, however, that the number of UTC Shares underlying such Post-Separation UTC RSU Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (A) the number of UTC Shares subject to the corresponding UTC RSU Award immediately prior to the Effective Time by (B) the UTC Adjustment Ratio;

(ii)          if the holder of such award is a Carrier Group Employee or a Former Carrier Group Employee, such award shall be converted, as of the Effective Time, into a Carrier RSU Award and shall, except as otherwise provided in this Section 4.02(e), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC RSU Award prior to the Effective Time; provided, however, that the number of Carrier Shares underlying such Carrier RSU Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (A) the number of UTC Shares subject to the corresponding UTC RSU Award immediately prior to the Effective Time by (B) the Carrier Adjustment Ratio; and

(iii)          if the holder of such award is an Otis Group Employee or a Former Otis Group Employee, such award shall be converted, as of the Effective Time, into an Otis RSU Award and shall, except as otherwise provided in this Section 4.02(e), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC RSU Award prior to the Effective Time; provided, however, that the number of Otis Shares underlying such Otis RSU Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (A) the number of UTC Shares subject to the corresponding UTC RSU Award immediately prior to the Effective Time by (B) the Otis Adjustment Ratio.

(f)          PSU Awards.  Each UTC PSU Award that is outstanding and deferred under the PSU Deferral Plan as of immediately prior to the Effective Time shall be treated as described in Section 6.02.  Each other UTC PSU Award that is outstanding as of immediately prior to the Effective Time shall be treated as follows:

(i)          if the holder of such award is a UTC Group Employee or a Former UTC Group Employee, such award shall be converted, as of the Effective Time, into a Post-Separation UTC PSU Award and shall, except as otherwise provided in this Section 4.02(f), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC PSU Award prior to the Effective Time; provided, however, that (A) prior to the Effective Time, the UTC Compensation Committee shall determine the number of UTC Shares earned under such award based on its determination as to the level of achievement of performance objectives and (B) as of the Effective Time, the number of UTC Shares underlying such UTC PSU Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (1) the number of UTC Shares subject to the corresponding UTC PSU Award immediately prior to the Effective Time (as determined by the UTC Compensation Committee pursuant to clause (A) hereof) and (2) the UTC Adjustment Ratio;

(ii)          if the holder of such award is a Carrier Group Employee or a Former Carrier Group Employee, such award shall be converted, as of the Effective Time, into a Carrier PSU Award and shall, except as otherwise provided in this Section 4.02(f), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC PSU Award prior to the Effective Time; provided, however, that (A) if the performance goals applicable to such UTC PSU Award relate to the performance of UTC, prior to the Effective Time, the UTC Compensation Committee shall determine the number UTC Shares earned under such award based on its determination as to the level of achievement of performance objectives and (B) the number of Carrier Shares underlying such Carrier PSU Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (1) the number of UTC Shares subject to the corresponding UTC PSU Award immediately prior to the Effective Time (as determined by the UTC Compensation Committee pursuant to clause (A) hereof, if applicable) by (2) the Carrier Adjustment Ratio; and

(iii)          if the holder of such award is an Otis Group Employee or a Former Otis Group Employee, such award shall be converted, as of the Effective Time, into an Otis PSU Award and shall, except as otherwise provided in this Section 4.02(f), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC PSU Award prior to the Effective Time; provided, however, that (A) if the performance goals applicable to such UTC PSU Award relate to the performance of UTC, prior to the Effective Time, the UTC Compensation Committee shall determine the number UTC Shares earned under such award based on its determination as to the level of achievement of performance objectives and (B) the number of Otis Shares underlying such Otis PSU Award shall be equal to the product, rounded down to the nearest whole number of shares, obtained by multiplying (1) the number of UTC Shares subject to the corresponding UTC PSU Award immediately prior to the Effective Time (as determined by the UTC Compensation Committee pursuant to clause (A) hereof, if applicable) by (2) the Otis Adjustment Ratio.

Following the Effective Time, the Post-Separation UTC PSU Awards, the Carrier PSU Awards for which the applicable performance goals related to UTC performance prior to the Effective Time, and the Otis PSU Awards for which the applicable performance goals related to UTC performance prior to the Effective Time, shall be time-vesting awards for the number of shares determined under Section 4.02(f)(i), Section 4.02(f)(ii), or Section 4.02(f)(iii), as applicable, that vest based on the otherwise applicable vesting schedule without regard to the achievement of the performance objectives at the end of the otherwise applicable performance measurement period.

(g)          DSU Awards.

(i)          Vested DSU Awards (Basket).  Each UTC DSU Award that is outstanding and vested as of immediately prior to the Effective Time shall be converted, as of the Effective Time, into a Post-Separation UTC DSU Award, a Carrier DSU Award and an Otis DSU Award and each award shall, except as otherwise provided in this Section 4.02(g), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC DSU Award prior to the Effective Time; provided, however, that from and after the Effective Time (i) the number of UTC Shares subject to the Post-Separation UTC DSU Award shall be equal to the number of UTC Shares subject to the corresponding UTC DSU Award immediately prior to the Effective Time, (ii) the number of Carrier Shares subject to the Carrier DSU Award shall be equal to the product, rounded to three decimal places, obtained by multiplying (A) the number of UTC Shares subject to the UTC DSU Award immediately prior to the Effective Time by (B) the Carrier Distribution Ratio, and (iii) the number of Otis Shares subject to the Otis DSU Award shall be equal to the product, rounded to three decimal places, obtained by multiplying (A) the number of UTC Shares subject to the UTC DSU Award immediately prior to the Effective Time by (B) the Otis Distribution Ratio.

(ii)          Unvested DSU Awards (Concentrated).  Each UTC DSU Award that is outstanding and unvested as of immediately prior to the Effective Time shall be treated as follows:

(A)          if the holder of such award is a UTC Non-Employee Director who will continue to serve on the UTC Board immediately following the Effective Time (regardless of whether such individual is an Otis Transferred Director or Carrier Transferred Director immediately following the Effective Time) or is a former UTC Non-Employee Director who immediately following the Effective Time does not become an Otis Transferred Director or Carrier Transferred Director, such award shall be converted, as of the Effective Time, into a Post-Separation UTC DSU Award and shall, except as otherwise provided in this Section 4.02(g), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC DSU Award prior to the Effective Time; provided, however, that the number of UTC Shares underlying such Post-Separation UTC DSU Award shall be equal to the product, rounded to three decimal places, obtained by multiplying (A) the number of UTC Shares subject to the corresponding UTC DSU Award immediately prior to the Effective Time by (B) the UTC Adjustment Ratio;

(B)          if the holder of such award is a UTC Non-Employee Director who will become a Carrier Transferred Director (and not continue as a UTC Non-Employee Director) immediately following the Effective Time, such award shall be converted, as of the Effective Time, into a Carrier DSU Award and shall, except as otherwise provided in this Section 4.02(g), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC DSU Award prior to the Effective Time; provided, however, that the number of Carrier Shares underlying such Carrier DSU Award shall be equal to the product, rounded to three decimal places, obtained by multiplying (A) the number of UTC Shares subject to the corresponding UTC DSU Award immediately prior to the Effective Time by (B) the Carrier Adjustment Ratio; and

(C)          if the holder of such award is a UTC Non-Employee Director who will become an Otis Transferred Director (and not continue as a UTC Non-Employee Director) immediately following the Effective Time, such award shall be converted, as of the Effective Time, into an Otis DSU Award and shall, except as otherwise provided in this Section 4.02(g), be subject to the same terms and conditions after the Effective Time as were applicable to such UTC DSU Award prior to the Effective Time; provided, however, that the number of Otis Shares underlying such Otis DSU Award shall be equal to the product, rounded to three decimal places, obtained by multiplying (A) the number of UTC Shares subject to the corresponding UTC DSU Award immediately prior to the Effective Time by (B) the Otis Adjustment Ratio.

Following the Effective Time, (1) the UTC DSU Plan shall provide that each UTC Non-Employee Director who continues to serve on the UTC Board immediately following the Effective Time (regardless of whether such individual is also an Otis Transferred Director or a Carrier Transferred Director) and each former UTC Non-Employee Director who does not become an Otis Transferred Director or Carrier Transferred Director immediately following the Effective Time shall remain a participant in the UTC DSU Plan with respect to such individual’s UTC Post-Separation DSU Awards, Carrier DSU Awards and Otis DSU Awards; provided that, upon settlement of the Carrier DSU Awards and Otis DSU Awards, such awards shall be paid in cash by UTC, (2) the Carrier DSU Plan shall provide that each UTC Non-Employee Director who will become a Carrier Transferred Director (and not also a UTC Non-Employee Director) immediately following the Effective Time shall become a participant in the Carrier DSU Plan with respect to such individual’s UTC Post-Separation DSU Awards, Carrier DSU Awards and Otis DSU Awards; provided that, upon settlement of the Post-Separation UTC DSU Awards and Otis DSU Awards, such awards shall be paid in cash by Carrier, and (3) the Otis DSU Plan shall provide that each UTC Non-Employee Director who will become an Otis Transferred Director (and not also a UTC Non-Employee Director) immediately following the Effective Time shall become a participant in the Otis DSU Plan with respect to such individual’s UTC Post-Separation DSU Awards, Carrier DSU Awards and Otis DSU Awards; provided that, upon settlement of the Post-Separation UTC DSU Awards and Carrier DSU Awards, such awards shall be paid in cash by Otis.

(iii)          Separation of Service.  For the avoidance of doubt, the adjustments made to UTC DSU Awards, including the adjustment of such awards into Carrier DSU Awards or Otis DSU Awards shall not result in a separation of service entitling a participant under the UTC DSU Plan, Carrier DSU Plan or Otis DSU Plan to a distribution.

(h)          Miscellaneous Award Terms.  None of the Separation, the Distributions or any employment transfer described in Section 3.01(a) shall constitute a termination of employment for any Employee or non-employee director for purposes of any Post-Separation UTC Award, Carrier Award, or any Otis Award.  Further, a non-employee director transfer, as detailed in Section 4.02(g), shall not constitute a separation from service for any non-employee director for purposes of any DSU Awards.

(i)          Settlement; Tax Withholding and Reporting.

(i)          Settlement.  Except as otherwise provided in Section 4.02(g), after the Effective Time, Post-Separation UTC Awards, regardless of by whom held, shall be settled by UTC; Carrier Awards, regardless of by whom held, shall be settled by Carrier; and Otis Awards, regardless of by whom held, shall be settled by Otis.

(ii)          Withholding.

(A)          Upon the vesting, payment or settlement, as applicable, of Carrier Awards, Carrier shall be solely responsible for ensuring the satisfaction of all applicable Tax withholding requirements on behalf of each Carrier Group Employee or Former Carrier Group Employee and for ensuring the collection and transfer of applicable employee withholding Taxes by the Carrier stock plan administrator (1) to UTC or a member of the UTC Group designated by UTC with respect to each UTC Group Employee or Former UTC Group Employee (with UTC or the designated member of the UTC Group being responsible for remittance of the applicable employee Taxes and payment and remittance of the applicable employer Taxes relating to UTC Group Employees and Former UTC Group Employees to the applicable Governmental Authority) and (2) to Otis or a member of the Otis Group designated by Otis with respect to each Otis Group Employee or Former Otis Group Employee (with Otis or the designated member of the Otis Group being responsible for remittance of the applicable employee Taxes and payment and remittance of the applicable employer Taxes relating to Otis Group Employees and Former Otis Group Employees to the applicable Governmental Authority).

(B)          Upon the vesting, payment or settlement, as applicable, of Otis Awards, Otis shall be solely responsible for ensuring the satisfaction of all applicable Tax withholding requirements on behalf of each Otis Group Employee or Former Otis Group Employee and for ensuring the collection and transfer of applicable employee withholding Taxes by the Otis stock plan administrator (1) to UTC or a member of the UTC Group designated by UTC with respect to each UTC Group Employee or Former UTC Group Employee (with UTC or the designated member of the UTC Group being responsible for remittance of the applicable employee Taxes and payment and remittance of the applicable employer Taxes relating to UTC Group Employees and Former UTC Group Employees to the applicable Governmental Authority) and (2) to Carrier or a member of the Carrier Group designated by Carrier with respect to each Carrier Group Employee or Former Carrier Group Employee (with Carrier or the designated member of the Carrier Group being responsible for remittance of the applicable employee Taxes and payment and remittance of the applicable employer Taxes relating to Carrier Group Employees and Former Carrier Group Employees to the applicable Governmental Authority).

(C)          Upon the vesting, payment or settlement, as applicable, of Post-Separation UTC Awards, UTC shall be solely responsible for ensuring the satisfaction of all applicable Tax withholding requirements on behalf of each UTC Group Employee or Former UTC Group Employee and for ensuring the collection and transfer of applicable employee withholding Taxes by the UTC stock plan administrator (1) to Carrier or a member of the Carrier Group designated by Carrier with respect to each Carrier Group Employee or Former Carrier Group Employee (with Carrier or the designated member of the Carrier Group being responsible for remittance of the applicable employee Taxes and payment and remittance of the applicable employer Taxes relating to Carrier Group Employees and Former Carrier Group Employees to the applicable Governmental Authority) and (2) to Otis or a member of the Otis Group designated by Otis with respect to each Otis Group Employee or Former Otis Group Employee (with Otis or the designated member of the Otis Group being responsible for remittance of the applicable employee Taxes and payment and remittance of the applicable employer Taxes relating to Otis Group Employees and Former Otis Group Employees to the applicable Governmental Authority).

(iii)          Reporting.  Following the Effective Time, (A) UTC shall be responsible for all income Tax reporting in respect of Post-Separation UTC Awards, Carrier Awards and Otis Awards held by UTC Group Employees, Former UTC Group Employees, UTC Non-Employee Directors who will continue to serve on the UTC Board immediately following the Effective Time (regardless of whether such individuals are Otis Transferred Directors or Carrier Transferred Directors immediately following the Effective Time), and each former UTC Non-Employee Director who does not become an Otis Transferred Director or Carrier Transferred Director immediately following the Effective Time, (B) Otis shall be responsible for all income Tax reporting in respect of Post-Separation UTC Awards, Carrier Awards and Otis Awards held by Otis Group Employees, Former Otis Group Employees, and Transferred Otis Directors, and (C) Carrier shall be responsible for all income Tax reporting in respect of Post-Separation UTC Awards, Carrier Awards and Otis Awards held by Carrier Group Employees and Former Carrier Group Employees, and Transferred Carrier Directors.

(iv)          Forfeitures.  Following the Effective Time, if any Post-Separation UTC Award shall fail to become vested or fail to be exercised prior to the applicable expiration date, such Post-Separation UTC Award shall be forfeited to UTC, if any Carrier Award shall fail to become vested or fail to be exercised prior to the applicable expiration date, such Carrier Award shall be forfeited to Carrier and if any Otis Award shall fail to become vested or fail to be exercised prior to the applicable expiration date, such Otis Award shall be forfeited to Otis.

(j)          Cooperation.  Each of the Parties shall establish an appropriate administration system to administer, in an orderly manner, (i) exercises of Carrier Option Awards, Carrier SAR Awards, Otis Option Awards, Otis SAR Awards, Post-Separation UTC Option Awards, and Post-Separation UTC SAR Awards, in each case, that were vested immediately prior to the Effective Time, and (ii) the withholding and reporting requirements with respect to all awards.  Each of the Parties shall work together to unify and consolidate all indicative data and payroll and employment information on regular timetables and make certain that each applicable Person’s data and records in respect of such awards are correct and updated on a timely basis.  The foregoing shall include information required for Tax withholding and remittance, compliance with trading windows, and compliance with the requirements of the Exchange Act and other applicable Laws.  In order to facilitate the foregoing matters, each of the Parties shall maintain, at its own expense, UBS as its stock plan administrator (or such other party as may be agreed by Carrier, Otis and UTC) and maintain the payroll data aggregation process established by UTC in advance of the Separation, in each case, for the period commencing on the Distribution Date and ending no earlier than the earlier of (i) the seventh (7th) anniversary of the Effective Time and (ii) the date on which there no longer outstanding any Carrier Option Awards, Carrier SAR Awards, Otis Option Awards, Otis SAR Awards, Post-Separation UTC Option Awards, and Post-Separation UTC SAR Awards, in each case, that were vested immediately prior to the Effective Time.  In the event that any Party, after the Effective Time, chooses to use a different payroll data aggregation process, the “new” process must be mutually agreed upon by the UTC, Otis and Carrier Payroll/Tax organizations.

(k)          Registration and Other Regulatory Requirements.  Carrier agrees to file a registration statement on Form S-8 (and, solely with respect to Carrier Awards for which the underlying Carrier Shares are not eligible for registration on Form S-8, a registration statement on Form S-3 or Form S-1) with respect to, and to cause to be registered pursuant to the Securities Act, the Carrier Shares authorized for issuance under the Carrier LTIP Plan, as required pursuant to the Securities Act, not later than the Effective Time and in any event before the date of issuance of any Carrier Shares pursuant to the Carrier LTIP Plan.  Otis agrees to file a registration statement on Form S-8 (and, solely with respect to Otis Awards for which the underlying Otis Shares are not eligible for registration on Form S-8, a registration statement on Form S-3 or Form S-1) with respect to, and to cause to be registered pursuant to the Securities Act, the Otis Shares authorized for issuance under the Otis LTIP Plan, as required pursuant to the Securities Act, not later than the Effective Time and in any event before the date of issuance of any Otis Shares pursuant to the Otis LTIP Plan.  The Parties shall take such additional actions as are deemed necessary or advisable to effectuate the foregoing provisions of this Section 4.02(k).

Section 4.03.          Cash Payment for Fractional Shares.

(a)          Each Employee and Former Employee holding a UTC Award immediately prior to the Effective Time shall receive a cash payment (rounded down to the next whole dollar) with respect to such UTC Award equal the difference between (i) the value of such UTC Award calculated immediately prior to the Effective Time calculated based on the UTC Pre-Separation Stock Value and (ii) the value of the Post-Separation UTC Award, Otis Award, and/or Carrier Award actually received by such Employee or Former Employee pursuant to Section 4.02(a) through (f) in respect of such UTC Award calculated based on the Carrier Stock Value, the Otis Stock Value and/or the UTC Post-Separation Stock Value, as applicable.

(b)          Such cash payment shall be made by UTC with respect to any UTC Group Employee or Former UTC Group Employee, by Carrier with respect to any Carrier Group Employee or Former Carrier Group Employer or by Otis, with respect to any Otis Group Employee or Former Otis Group Employee.

(c)          Any cash payment made pursuant to this Section 4.04 shall be subject to applicable withholding and shall be made within ninety (90) days immediately following the Effective Time but in no event later than March 15 of the year following the Effective Time (or at such later date as is necessary to avoid the application of additional taxes and penalties under Section 409A of the Code).  Any payment made under this Section 4.04 may be reduced so that such payment does not result in any award being deemed deferred compensation subject to, or noncompliant deferred compensation under, Section 409A of the Code.

Section 4.04.          Non-Equity Incentive Plans.

(a)          No later than immediately prior to the Effective Time, Carrier and Otis shall each adopt, or have in place, an executive annual bonus plan, covering Carrier Group Employees and Otis Group Employees, respectively.

(b)          From and following the Effective Time, the Carrier Group shall retain pursuant to Section 2.03(b) any incentive plan for the exclusive benefit of Carrier Group Employees and Former Carrier Group Employees and as from January 1, 2020, shall be solely responsible for all Liabilities thereunder, including Liabilities arising before, on or after the Distribution Date, and the UTC Group shall have no responsibility for the Liabilities thereunder.

(c)          From and following the Effective Time, the Otis Group shall retain pursuant to Section 2.03(c) any incentive plan for the exclusive benefit of Otis Group Employees and Former Otis Group Employees and as from January 1, 2020, shall be solely responsible for all Liabilities thereunder, including liabilities arising before, on or after the Distribution Date and the UTC Group shall have no responsibility for the Liabilities thereunder.

Section 4.05.          Director Compensation.  UTC shall be responsible for the payment of any fees for service on the UTC Board that are payable before, at, or after the Effective Time, and Carrier and Otis shall not have any responsibility for any such payments, except as otherwise provided in Section 4.02(g) or Article VI.  With respect to any Carrier non-employee director, Carrier shall be responsible for the payment of any fees for service on the Carrier Board that are payable at any time after the Effective Time and with respect to any Otis non-employee director, Otis shall be responsible for the payment of any fees for service on the Otis Board that are payable at any time after the Effective Time.  Notwithstanding the foregoing, Carrier and Otis shall commence paying annual retainers to Carrier Transferred Directors and Otis Transferred Directors, respectively, in respect of the annual board compensation period in which the Effective Time occurs; provided that (a) if UTC has already paid such annual retainers to UTC Non-Employee Directors prior to the Effective Time, then within thirty (30) days after the Distribution Date, Carrier and Otis shall each pay UTC an amount equal to the portion of such payment that is attributable to the service of Carrier Transferred Directors and Otis Transferred Director, respectively, after the Distribution Date (other than any amount that is subject to a deferral election and is credited or will be credited to any such director’s account under the Carrier DSU Plan or the Otis DSU Plan), and (b) if UTC has not yet paid such annual retainers prior to the Effective Time, then within thirty (30) days after the Distribution Date, UTC shall pay Carrier and Otis an amount equal to the portion of such payment that is attributable to service prior to the Distribution Date to UTC by Carrier Transferred Directors and Otis Transferred Directors, respectively.

ARTICLE V
U.S. QUALIFIED RETIREMENT PLANS

Section 5.01.          UTC Employee Retirement Plan.

(a)          Retention of the UTC Retirement Plan.  Except as set forth in this Article V, as of the day following the Effective Time, UTC shall assume and retain the UTC Employee Retirement Plan as of the Effective Time and no member of the Carrier Group or the Otis Group shall assume or retain any Liability with respect to the UTC Retirement Plan.  Following the Effective Time, no Carrier Group Employee or Otis Group Employee shall be credited with any additional service under the UTC Retirement Plan, except as contemplated by Section 5.01(b).

(b)          Separation from Service; Grow-in.  UTC shall, or shall cause another member of the UTC Group to, amend the UTC Retirement Plan to provide that for the two (2)-year period commencing at the Effective Time, each Carrier Group Employee and Otis Group Employee who is a participant in the UTC Retirement Plan shall be given credit for service with members of the Carrier Group and the Otis Group for purposes of eligibility for early retirement, the “Rule of 65” benefits and “Rule of 100” benefits under the UTC Retirement Plan (but not for purposes of accruing additional benefits under the UTC Retirement Plan) and shall not be entitled to a distribution during such two (2)-year period until such participant is no longer employed by any member of the Otis Group, Carrier Group or UTC Group, subject to the terms of the UTC Retirement Plan.  In no case shall Former Carrier Group Employees or Former Otis Group Employees receive any additional credit for service pursuant to this section.

          Section 5.02.          UTC Savings Plans.

(a)          UTC Savings Plans.  As of the Effective Time, UTC shall retain, and no member of the Carrier Group or Otis Group shall assume or retain sponsorship of, or any Assets or Liabilities with respect to, the UTC Employee Savings Plan, the UTC Represented Employees Savings Plan, and the UTC Puerto Rico Savings Plan (the UTC Puerto Rico Savings Plan, together with the UTC Represented Savings Plan and UTC Savings Plan, the “UTC Savings Plans”), other than with respect to the rollover of account balances described in Section 5.02(c).  Prior to the Effective Time, UTC shall, or shall cause a member of the UTC Group to, (i) cause each Carrier Group Employee and Otis Group Employee to be fully vested in his or her accounts, if any, under the UTC Savings Plans as of the Effective Time and (ii) amend the UTC Savings Plan and UTC Represented Savings Plan to provide that any Otis Group Employee or Carrier Group Employee who becomes an employee of any member of the UTC Group after the Effective Time shall receive credit for participation and vesting under the UTC Savings Plans (other than the UTC Puerto Rico Savings Plan) with respect to such employee’s service with any member of the Carrier Group or the Otis Group during the two (2)-year period commencing on the Effective Time (to the extent such employee is otherwise eligible and commences employment with a member of the UTC Group within such two-year period).

(b)          Carrier Savings Plans.  Carrier shall, or shall cause a member of the Carrier Group, to establish the Carrier Savings Plan, tax qualified defined contribution plans, no later than as of the Effective Time for Carrier Group Employees who participate in the UTC Savings Plan and UTC Represented Savings Plan, respectively, immediately prior to the Effective Time.  Carrier shall be responsible for taking all necessary, reasonable and appropriate action to establish, maintain and administer the Carrier Savings Plan so that it is qualified under Section 401(a) of the Code and that the related trust thereunder is exempt under Section 501(a) of the Code and as soon as reasonably practicable following the Effective Time, Carrier shall take all steps reasonably necessary to obtain a favorable determination from the IRS or obtain an opinion as to such qualification of such Carrier Savings Plan.  No later than immediately prior to the Effective Time, Carrier Group Employees shall cease active participation in the UTC Savings Plans, and no later than the Effective Time, Carrier Group Employees shall be eligible to commence participation in the Carrier Savings Plan.  Any minimum age or service requirements contained in the Carrier Savings Plan with respect to eligibility to participate generally or eligibility to share in any employer contributions under such plan shall be waived or deemed satisfied for Carrier Group Employees to the extent waived or satisfied under the UTC Savings Plans immediately prior to the Effective Time.  The Carrier Savings Plan shall provide that any UTC Group Employee or Otis Group Employee who becomes an employee of any member of the Carrier Group after the Effective Time shall receive credit for participation and vesting under the Carrier Savings Plan with respect to such employee’s service with any member of the UTC Group or the Otis Group during the two (2)-year period commencing on the Effective Time (to the extent such employee is otherwise eligible to participate and commences employment with a member of the Carrier Group during such two year period).

(c)          Otis Savings Plans.  Otis shall, or shall cause a member of the Otis Group, to establish the Otis Savings Plan and the Otis Puerto Rico Savings Plan (the Otis Puerto Rico Savings Plan together with the Otis Savings Plan, the “Otis Savings Plans”), tax qualified defined contribution plans, no later than as of the Effective Time for Otis Group Employees who participate in the UTC Savings Plan and Otis Puerto Rico Savings Plan, respectively, immediately prior to the Effective Time.  Otis shall be responsible for taking all necessary, reasonable and appropriate action to establish, maintain and administer the Otis Savings Plans so that it is qualified under Section 401(a) of the Code and that the related trust thereunder is exempt under Section 501(a) of the Code (or Section 1081.01(a) of the Puerto Rico Internal Revenue Code of 2011, as applicable) and, as soon as reasonably practicable following the Effective Time, Otis shall take all steps reasonably necessary to obtain a favorable determination or obtain an opinion from the IRS or the Puerto Rico Treasury Department as to such qualification of such Otis Savings Plans, as applicable.  No later than immediately prior to the Effective Time, Otis Group Employees shall cease active participation in the UTC Savings Plans, and no later than the Effective Time, Otis Group Employees shall be eligible to commence participation in the Otis Savings Plans.  Any minimum age or service requirements contained in the Otis Savings Plans with respect to eligibility to participate generally or eligibility to share in any employer contributions under such plan shall be waived or deemed satisfied for Otis Group Employees to the extent waived or satisfied under the UTC Savings Plans immediately prior to the Effective Time.  The Otis Savings Plans (other than the Otis Puerto Rico Savings Plan) shall provide that any UTC Group Employee or Carrier Group Employee who becomes an employee of any member of the Otis Group after the Effective Time shall receive credit for participation and vesting under the Otis Savings Plans with respect to such employee’s employment with any member of the UTC Group or the Carrier Group during the two (2)-year period commencing on the Effective Time (to the extent such employee is otherwise eligible to participate and commences employment with a member of the Otis Group during such two year period).

(d)          Rollover of Account Balances.  As soon as practicable after the Effective Time, UTC, Carrier and Otis shall take any and all actions as may be required to permit each Carrier Group Employee and Otis Group Employee to elect to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 402(c)(4) of the Code if applicable) in cash in an amount equal to the entire eligible rollover distribution distributable to such Carrier Group Employee and Otis Group Employee from the UTC Savings Plans to Carrier Savings Plan and Otis Savings Plans, respectively.

(e)          Plan Fiduciaries.  For all periods on and after the Effective Time, the Parties agree that the applicable fiduciaries of each of the UTC Savings Plans, Carrier Savings Plan and the Otis Savings Plans, respectively, shall have the authority with respect to the UTC Savings Plans, Carrier Savings Plan and Otis Savings Plans, respectively, to determine the investment alternatives, the terms and conditions with respect to those investment alternatives and such other matters as are within the scope of their duties under ERISA and the terms of the applicable plan documents.

ARTICLE VI
NONQUALIFIED DEFERRED COMPENSATION PLANS

Section 6.01.          UTC Retained Nonqualified Deferred Compensation Plans.  As of no later than the Effective Time, except as set forth in Sections 4.02(g) and 6.02, the UTC Group shall assume and retain, and no member of the Carrier Group or the Otis Group shall assume or retain, sponsorship of all UTC Retained Deferred Compensation Plans, and from and after the Effective Time, all Assets and Liabilities thereunder shall be Assets and Liabilities of the UTC Group.  All UTC Shares notionally credited to participants’ accounts under any of the UTC Retained Deferred Compensation Plans immediately prior to the Effective Time shall be adjusted from and after the Effective Time so that the number of UTC Shares notionally credited as of the Effective Time to each participant’s account shall be equal to the product, rounded to three decimal places, obtained by multiplying (a) the number of UTC Shares notionally credited under such UTC Retained Deferred Compensation Plan to such participant immediately prior to the Effective Time by (b) the UTC Adjustment Ratio.  Prior to the Effective Time, UTC shall provide Carrier with a list of Carrier Group Employees and Otis with a list of Otis Group Employees, in each case, who are participants in the UTC Retained Deferred Compensation Plans.  If an Otis Group Employee on such list terminates employment with the Otis Group, Otis shall, or shall cause a member of the Otis Group to, provide written notice to UTC of such employee’s termination of employment within twenty (20) days of such employee’s termination of employment.  If a Carrier Group Employee on such list terminates employment with the Carrier Group, Carrier shall, or shall cause a member of the Carrier Group to, provide written notice to UTC of such employee’s termination of employment within twenty (20) days of such employee’s termination of employment.  Notwithstanding the foregoing, (i) Carrier shall be liable, and shall reimburse UTC, for any Liabilities of UTC arising with respect to the UTC Retained Deferred Compensation Plans as a result of any failure by a member of the Carrier Group to provide proper notice of an employment termination that directly results in the inability of UTC to administer the UTC Retained Deferred Compensation Plans in compliance with Section 409A of the Code with respect to any Carrier Group Employee who participated thereunder, and (ii) Otis shall be liable, and shall reimburse UTC, for any Liabilities of UTC arising with respect to the UTC Retained Deferred Compensation Plans as a result of any failure by a member of the Otis Group to provide proper notice of an employment termination that directly results in the inability of UTC to administer the UTC Retained Deferred Compensation Plans in compliance with Section 409A of the Code with respect to any Otis Group Employee who participated thereunder.

Section 6.02.          UTC Bifurcated Nonqualified Deferred Compensation Plans.  As of no later than the Effective Time, Carrier shall establish the Carrier Deferred Compensation Plans and Otis shall establish the Otis Deferred Compensation Plans, which plans shall have substantially the same terms as of immediately prior to the Effective Time as the UTC Bifurcated Nonqualified Deferred Compensation Plans.  Carrier and Otis may make such changes, modifications or amendments to the Carrier Deferred Compensation Plans and the Otis Deferred Compensation Plans, respectively, as may be required by applicable Law or as are necessary and appropriate to reflect the Separation, it being understood that any such changes, modifications or amendments shall not result in benefits that are less favorable than those provided under the UTC Bifurcated Deferred Compensation Plans to participants in the UTC Bifurcated Deferred Compensation Plans immediately prior to the Effective Time.

(a)          Assumption of Liabilities in General.  As of the Effective Time, except as otherwise provided in Section 6.02(b), Carrier shall, and shall cause the Carrier Deferred Compensation Plans, and Otis shall, and shall cause the Otis Deferred Compensation Plans, to assume all Liabilities under the UTC Bifurcated Deferred Compensation Plans for the benefits of Carrier Group Employees and Former Carrier Group Employees and Otis Group Employees and Former Otis Group Employees, respectively, determined as of immediately prior to the Effective Time, and the UTC Group and the UTC Bifurcated Deferred Compensation Plans shall be relieved of all Liabilities for those benefits.  UTC shall, or shall cause a member of the UTC Group to, assume and retain all Liabilities under the UTC Bifurcated Compensation Plans for the benefits of UTC Group Employees and Former UTC Group Employees.  On and after the Effective Time, Carrier Group Employees, Former Carrier Group Employees, Otis Group Employees, and Former Otis Group Employees shall cease to be participants in the UTC Bifurcated Deferred Compensation Plans.

(b)          Assumption of Liabilities under UTC Pension Preservation Plan (Post-2005).  As of the Effective Time, Carrier shall, and shall cause the applicable Carrier Pension Preservation Plan (Post-2005), and Otis shall, and shall cause the applicable Otis Pension Preservation Plan (Post-2005), to assume all Liabilities under the UTC Pension Preservation Plan (Post-2005) for the benefits of Carrier Group Employees and Otis Group Employees, respectively, determined as of immediately prior to the Effective Time, and the UTC Group and the UTC Pension Preservation Plan (Post-2005) shall be relieved of all Liabilities for those benefits.  UTC shall, or shall cause a member of the UTC Group to, assume and retain all Liabilities under the UTC Pension Preservation Plan (Post-2005) for the benefits of UTC Group Employees and Former Employees, including, for the avoidance of doubt, any benefits in pay status to Former Employees.  On and after the Effective Time, Carrier Group Employees and Otis Group Employees shall cease to be participants in the UTC Pension Preservation Plan (Post-2005).

(c)          Adjustment of UTC Shares.  All UTC Shares notionally credited to a participant’s accounts under any of the UTC Bifurcated Deferred Compensation Plans immediately prior to the Effective Time (including as a UTC PSU Award deferred under the UTC PSU LTIP Deferral Plan or a UTC deferred stock unit credited under the UTC Savings Restoration Plan or UTC Deferred Compensation Plan) shall be adjusted from and after the Effective Time so that with respect to a participant in the UTC Bifurcated Deferred Compensation Plans immediately following the Effective Time, the number of UTC Shares notionally credited as of the Effective Time under a UTC Bifurcated Deferred Compensation Plan shall be equal to the product, rounded  to three decimal places, obtained by multiplying (A) the number of UTC Shares notionally credited under such UTC Bifurcated Deferred Compensation Plan immediately prior to the Effective Time by (B) the UTC Adjustment Ratio, (i) with respect to a participant in the Carrier Deferred Compensation Plans immediately following the Effective Time, the number of Carrier Shares notionally credited as of the Effective Time under a Carrier Deferred Compensation Plan shall be equal to the product, rounded to three decimal places, obtained by multiplying (A) the number of UTC Shares notionally credited under such UTC Bifurcated Deferred Compensation Plan immediately prior to the Effective Time by (B) the Carrier Adjustment Ratio and (ii) with respect to a participant in the Otis Deferred Compensation Plans immediately following the Effective Time, the number of Otis Shares notionally credited as of the Effective Time under an Otis Deferred Compensation Plan shall be equal to the product, rounded to three decimal places, obtained by multiplying (A) the number of UTC Shares notionally credited under such UTC Deferred Compensation Plan immediately prior to the Effective Time by (B) the Otis Adjustment Ratio.

(d)          Investment Alternatives.  As of no later than the Effective Time, the Carrier Savings Restoration Plan shall provide that (i) distributions from the Carrier stock fund shall be in cash and not in kind and (ii) an amount equal to the value of notional Carrier Shares held in a participant’s Carrier stock fund account may, at the election of the applicable participant, be notionally invested in any other investment alternative available under the Carrier Savings Restoration Plan.  As of no later than the Effective Time, the Otis Savings Restoration Plan shall provide that (i) distributions from the Otis stock fund shall be in cash and not in kind and (ii) an amount equal to the value of notional Otis Shares held in a participant’s Otis stock fund account may, at the election of the applicable participant, be notionally invested in any other investment alternative available under the Otis Savings Restoration Plan.

(e)          Deferred PSU Awards.  Deferred UTC PSU Awards that have been adjusted pursuant to Section 6.02(b) into (i) deferred Carrier UTC PSU Awards for Carrier Group Employees and Former Carrier Group Employees shall be subject to the terms of the Carrier PSU Deferral Plan and (ii) deferred Otis UTC PSU Awards for Otis Group Employees and Former Otis Group Employees shall be subject to the terms of the Otis PSU Deferral Plan.

ARTICLE VII
NON-U.S. RETIREMENT PLANS

Section 7.01.          Retention of UK Pension Scheme.  UTC shall assume and retain the UTC (UK) Pension Scheme as of the Effective Time, and no member of the Carrier Group or the Otis Group shall assume or retain any Assets or Liabilities with respect to the UTC (UK) Pension Scheme.  Following the Effective Time, no Carrier Group Employees or Otis Group Employees shall be credited with any additional service under the UTC (UK) Pension Scheme.  Carrier Group Employees and Otis Group Employees who actively participated in the UTC Pension Scheme immediately prior to the Effective Time shall participate in defined contribution pension plans made available by members of the Carrier Group or Otis Group, respectively, after the Effective Time.

ARTICLE VIII
WELFARE BENEFIT PLANS

Section 8.01.          Welfare Plans.

(a)          Establishment of Carrier Welfare Plans and Otis Welfare Plans.  Except as otherwise provided in this Article VIII, as of no later than the Effective Time, Carrier shall establish the Carrier Welfare Plans and Otis shall establish the Otis Welfare Plans, in each case, with terms substantially similar to the UTC Welfare Plans, and in all cases, with such changes, modifications or amendments as may be required by applicable Law or as are necessary and appropriate to reflect the Separation.  In addition, the Carrier Group and Otis Group shall retain the right to modify, amend, alter or terminate the terms of any Carrier Welfare Plans and Otis Welfare Plans, respectively, to the same extent that the UTC Group had such rights under the corresponding UTC Welfare Plan.

(b)          Allocation of Welfare Plan Assets and Liabilities.  Effective as of the Effective Time (i) UTC shall, or shall cause a member of the UTC Group to, retain or assume, as applicable, and be responsible for all Liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by or on behalf of UTC Group Employees or Former UTC Group Employees under the UTC Welfare Plans before, at or after the Effective Time; (ii) Carrier shall, or shall cause a member of the Carrier Group to, retain or assume, as applicable, and be responsible for all Liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by or on behalf of Carrier Group Employees or Former Carrier Group Employees under the UTC Welfare Plans and Carrier Welfare Plans before, at or after the Effective Time; and (iii) the Otis Group shall retain or assume, as applicable, and be responsible for all Liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by or on behalf of Otis Group Employees or Former Otis Group Employees under UTC Welfare Plans and Otis Welfare Plans before, at or after the Effective Time.  Any Liabilities incurred or paid by the UTC Group under the UTC Welfare Plans with respect to Carrier Group Employees or Former Carrier Group Employees shall be subject to reimbursement, if applicable, by the Carrier Group in accordance with Section 9.04.  Any Liabilities incurred or paid by the UTC Group after the Effective Time under the UTC Welfare Plans with respect to Otis Group Employees or Former Otis Group Employees shall be subject to reimbursement, if applicable, by the Otis Group in accordance with Section 9.04.  Except as provided in this Article VIII, no UTC Welfare Plan shall provide coverage to any Carrier Group Employee, Former Carrier Group Employee, Otis Group Employee or Former Otis Group Employee after the Effective Time.

(c)          Waiver of Conditions; Benefit Maximums.  Carrier shall, or shall cause a member of the Carrier Group to, and Otis shall or shall cause a member of the Otis Group to, use commercially reasonable efforts to cause the Carrier Welfare Plans and Otis Welfare Plans, respectively, to:

(i)          with respect to initial enrollment as of the Effective Time, waive (x) all limitations as to preexisting conditions, exclusions and service conditions with respect to participation and coverage requirements for any Carrier Group Employee, Former Carrier Group Employee, Otis Group Employee or Former Otis Group Employee, as applicable, other than limitations that were in effect with respect to such employees or former employees under the applicable UTC Welfare Plan as of immediately prior to the Effective Time; and (y) any waiting period limitation or evidence of insurability requirement other than limitations or requirements that were in effect with respect to such employees or former employees under the applicable UTC Welfare Plans as of immediately prior to the Effective Time; and

(ii)          take into account (x) with respect to aggregate annual, lifetime or similar maximum benefits available under the Carrier Welfare Plans or Otis Welfare Plans, respectively, a Carrier Group Employee’s, Former Carrier Group Employee’s, Otis Group Employee’s and Former Otis Group Employee’s, as applicable, prior claim experience under the UTC Welfare Plans; and (y) any eligible expenses incurred by a Carrier Group Employee, Former Carrier Group Employee, Otis Group Employee or Former Otis Group Employee, as applicable, during the portion of the plan year of the applicable UTC Welfare Plan ending as of the Effective Time under such Carrier Welfare Plan or Otis Welfare Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employees or former employees for the applicable plan year to the same extent as such expenses were taken into account by UTC for similar purposes prior to the Effective Time as if such amounts had been paid in accordance with such Carrier Welfare Plan or Otis Welfare Plan, as applicable.

Section 8.02.          COBRA.  The UTC Group shall assume and retain Liability for and be responsible for complying with, and providing coverage pursuant to, the health care continuation requirements of COBRA, and the corresponding provisions of the UTC Welfare Plans with respect to any UTC Group Employees and any Former UTC Group Employees who incur a qualifying event under COBRA before, as of, or after the Effective Time.  Effective as of the Effective Time, the Carrier Group shall assume and retain Liabilities and be responsible for complying with, and providing coverage pursuant to, the health care continuation requirements of COBRA, and the corresponding provisions of the Carrier Welfare Plans with respect to any Carrier Group Employees or Former Carrier Group Employees who incur a qualifying event or loss of coverage under the Carrier Welfare Plans and/or the UTC Welfare Plans before, as of, or after the Effective Time.  Effective as of the Effective Time, the Otis Group shall assume and retain Liability and be responsible for complying with, and providing coverage pursuant to, the health care continuation requirements of COBRA, and the corresponding provisions of the Otis Welfare Plans with respect to any Otis Group Employees or Former Otis Group Employees who incur a qualifying event or loss of coverage under the Otis Welfare Plans and/or the UTC Welfare Plans before, as of, or after the Effective Time.  The Parties agree that the consummation of the transactions contemplated by the Separation Agreement shall not constitute a COBRA qualifying event for any purpose of COBRA.

Section 8.03.          Flexible Benefit Plans.  The Parties shall take all steps necessary or appropriate so that the account balances (whether positive or negative) (the “Transferred Account Balances”) under the UTC Flexible Benefit Plans of each Carrier Group Employee, Former Carrier Group Employee, Otis Group Employee or Former Otis Group Employee who has elected to participate therein in the year in which the Effective Time occurs shall be transferred, as soon as practicable after the Effective Time, from the UTC Flexible Benefit Plans to the corresponding Carrier Flexible Benefit Plans and Otis Flexible Benefit Plans, as applicable.  Carrier shall, and shall cause the Carrier Flexible Benefit Plans to, assume and retain responsibility, and the UTC Group shall be relieved of all responsibility, as of the Effective Time for all outstanding dependent care and medical care claims under the UTC Flexible Benefit Plans of each Carrier Group Employee or Former Carrier Group Employee for the year in which the Effective Time occurs and shall assume and agree to perform the obligations of the analogous UTC Flexible Benefit Plans from and after the Effective Time.  Otis shall, and shall cause the Otis Flexible Benefit Plans to, assume and retain responsibility, and the UTC Group shall be relieved of all responsibility, as of the Effective Time for all outstanding dependent care and medical care claims under the Otis Flexible Benefit Plans of each Otis Group Employee or Former Otis Group Employee for the year in which the Effective Time occurs and shall assume and agree to perform the obligations of the analogous UTC Flexible Benefit Plans from and after the Effective Time.  As soon as practicable after the Effective Time, and in any event within thirty (30) days after the amount of the Transferred Account Balances is determined or such later date as mutually agreed upon by the Parties, (i) UTC shall pay Carrier the net aggregate amount of the Transferred Account Balances for Carrier Group Employees and Former Carrier Group Employees if such amount is positive, and Carrier shall pay UTC the net aggregate amount of the Transferred Account Balances for Carrier Group Employees and Former Carrier Group Employees if such amount is negative and (ii) UTC shall pay Otis the net aggregate amount of the Transferred Account Balances for Otis Group Employees and Former Otis Group Employees if such amount is positive, and Otis shall pay UTC the net aggregate amount of the Transferred Account Balances for Otis Group Employees and Former Otis Group Employees if such amount is negative.

Section 8.04.          Vacation, Holidays and Leaves of Absence.  From and following the Effective Time: (a) the Carrier Group shall assume and retain all Liabilities with respect to vacation, holiday, annual leave or other leave of absence, and required payments related thereto, for each Carrier Group Employee and Former Carrier Group Employees, unless otherwise required by applicable Law; (b) the Otis Group shall assume and retain all Liabilities with respect to vacation, holiday, annual leave or other leave of absence, and required payments related thereto, for each Otis Group Employee and Former Carrier Group Employee, unless otherwise required by applicable Law; and (c) the UTC Group shall assume and retain all Liabilities with respect to vacation, holiday, annual leave or other leave of absence, and required payments related thereto, for each UTC Group Employee and Former Carrier Group Employee.

  Section 8.05.          Disability Plans.  UTC shall retain all Liabilities for long-term disability benefits with respect to any Employee or Former Employee who is receiving or who subsequently becomes eligible to receive long-term disability benefits under the UTC Welfare Plan that provides long-term disability benefits but only with respect to benefits (including any group health benefits that UTC may provide to participants receiving long-term disability benefits) arising from long-term disability claims incurred by any Carrier Group Employee, Former Carrier Group Employee, Otis Group Employee or Former Otis Group Employee prior to the Effective Time (other than, in the case of Liabilities for long-term disability benefits (including any group health benefits that may be provided to participants receiving long-term disability benefits) with respect to claims incurred under a Carrier Welfare Plan or Otis Welfare Plan, that provides long-term disability benefits, which will be retained by Carrier or Otis respectively).  For this purpose, a disability claim shall be considered incurred on the date of the occurrence of the event or condition giving rise to disability.

Section 8.06.          Life Insurance.  UTC shall retain all Liabilities under the UTC Welfare Benefit Plan that provides life insurance benefits for covered life insurance claims incurred prior to the Effective Time by Employees and Former Employees, other than any Liabilities with respect to claims incurred by a Carrier Group Employee or Former Carrier Group Employee under a life insurance plan of Carrier or incurred by an Otis Group Employee or Former Otis Group Employee under a life insurance plan of Otis, which Liabilities will be retained by Carrier or Otis, respectively.  The applicable Carrier Welfare Benefit Plan and Otis Welfare Benefit Plan shall be responsible for all Liabilities with respect to life insurance claims incurred after the Effective Time by Carrier Employees and Otis Employees, respectively.  For these purposes, a claim shall be deemed to be incurred on the date of the death of the insured person.

Section 8.07.          Retiree Medical.  UTC shall, or shall cause a member of the UTC Group to, assume and retain, and no member of the Carrier Group or Otis Group shall assume or retain any Liabilities with respect to (i) the UTC subsidized retiree medical coverage with respect to each Employee and Former Employee who qualifies for coverage as of December 31, 2019, and (ii) access only retiree medical coverage with respect to Former Group Employees.

Section 8.08.          Severance, Retention and Unemployment Compensation.  From and following the Effective Time, (a) the Carrier Group shall assume and retain any and all Liabilities to, or relating to, Carrier Group Employees and Former Carrier Group Employees in respect of severance, retention and unemployment compensation, regardless of whether the event giving rise to the Liability occurred before, at or after the Effective Time, (b) the Otis Group shall assume and retain any and all Liabilities to, or relating to, Otis Group Employees and Former Otis Group Employees in respect of severance, retention and unemployment compensation, regardless of whether the event giving rise to the Liability occurred before, at or after the Effective Time, and (c) the UTC Group shall assume and retain any and all Liabilities to, or relating to, UTC Group Employees and Former UTC Group Employees in respect of severance, retention and unemployment compensation, regardless of whether the event giving rise to the Liability occurred before, at or after the Effective Time.

Section 8.09.          Workers’ Compensation.  The treatment of workers’ compensation claims shall be governed by Section 5.1 of the Separation Agreement.

Section 8.10.          Insurance Contracts.  To the extent that any Welfare Plan is funded through the purchase of an insurance contract or is subject to any stop loss contract, the Parties shall cooperate and use their commercially reasonable efforts to replicate such insurance contracts for Carrier or Otis, as applicable (except to the extent that changes are required under applicable Law or filings by the respective insurers), and to maintain any pricing discounts or other preferential terms for both Carrier or Otis for a reasonable term.  None of the Parties shall be liable for failure to obtain such insurance contracts, pricing discounts, or other preferential terms for any other Party.  Each Party shall be responsible for any additional premiums, charges or administrative fees that such Party may incur pursuant to this Section 8.10.

Section 8.11.          Third-Party Vendors.  Except as provided below, to the extent that any Welfare Plan is administered by a third-party vendor, the Parties shall cooperate and use their commercially reasonable efforts to replicate any contract with such third-party vendor for UTC, Carrier or Otis, as applicable, and to maintain any pricing discounts or other preferential terms for UTC, Carrier and Otis, collectively, for a reasonable term.  None of the Parties shall be liable for failure to obtain such pricing discounts or other preferential terms for any other Party.  Each Party shall be responsible for any additional premiums, charges or administrative fees that such Party may incur pursuant to this Section 8.11.

ARTICLE IX
MISCELLANEOUS

Section 9.01.          Information Sharing and Access.

(a)          Sharing of Information.  Subject to any limitations imposed by applicable Law, each of UTC, Carrier and Otis (acting directly or through members of the UTC Group, Carrier Group or the Otis Group, respectively) shall provide to the other Party and its authorized agents and vendors all information necessary (including information for purposes of determining benefit eligibility, participation, vesting, calculation of benefits) on a timely basis under the circumstances for the Party to perform its duties under this Agreement.  Such information shall include information relating to equity awards under stock plans.  To the extent that such information is maintained by a third-party vendor, each Party shall use its commercially reasonable efforts to require the third-party vendor to provide the necessary information and assist in resolving discrepancies or obtaining missing data.

(b)          Transfer of Personnel Records and Authorization.  Subject to any limitation imposed by applicable Law and to the extent that it has not done so before the Effective Time, UTC shall transfer to Carrier and Otis any and all employment records (including any Form I-9, Form W-2, Form W-4 or other IRS or state forms) with respect to Carrier Group Employees, Former Carrier Group Employees, Otis Group Employees and Former Otis Group Employees, as applicable, and other records reasonably required by Carrier or Otis, as applicable, to enable Carrier or Otis, as applicable, to properly to carry out its obligations under this Agreement.  Such transfer of records generally shall occur as soon as administratively practicable at or after the Effective Time.  Each Party shall permit the other Party reasonable access to its Employee records, to the extent reasonably necessary for such accessing Party to carry out its obligations hereunder.

(c)          Access to Records.  To the extent not inconsistent with this Agreement, the Separation Agreement or any applicable privacy protection Laws or regulations, reasonable access to Employee-related and benefit plan related records after the Effective Time shall be provided to members of the UTC Group, members of the Carrier Group and members of the Otis Group pursuant to the terms and conditions of Article VI of the Separation Agreement.

(d)          Maintenance of Records.  With respect to retaining, destroying, transferring, sharing, copying and permitting access to all Employee-related information, UTC, Carrier and Otis shall comply with all applicable Laws, regulations and internal policies, and shall indemnify and hold harmless each other from and against any and all Liability, Actions, and damages that arise from a failure (by the indemnifying Party or its Subsidiaries or their respective agents) to so comply with all applicable Laws, regulations and internal policies applicable to such information.

(e)          Cooperation.  Each Party shall use commercially reasonable efforts to cooperate and work together to unify, consolidate and share (to the extent permissible under applicable privacy/data protection Laws) all relevant documents, resolutions, government filings, data, payroll, employment and benefit plan information on regular timetables and cooperate as needed with respect to (i) any claims under or audit of or litigation with respect to any employee benefit plan, policy or arrangement contemplated by this Agreement, (ii) efforts to seek a determination letter, private letter ruling or advisory opinion from the IRS or U.S. Department of Labor on behalf of any employee benefit plan, policy or arrangement contemplated by this Agreement, (iii) any filings that are required to be made or supplemented to the IRS, U.S. Pension Benefit Guaranty Corporation, U.S. Department of Labor or any other Governmental Authority, and (iv) any audits by a Governmental Authority or corrective actions, relating to any Benefit Plan, labor or payroll practices; provided, however, that requests for cooperation must be reasonable and not interfere with daily business operations.

(f)          Confidentiality.  Notwithstanding anything in this Agreement to the contrary, all confidential records and data relating to Employees to be shared or transferred pursuant to this Agreement shall be subject to Section 6.9 of the Separation Agreement and the requirements of applicable Law.

Section 9.02.          Preservation of Rights to Amend.  Except as set forth in this Agreement, the rights of each member of the UTC Group, each member of the Carrier Group and each member of the Otis Group to amend, waive, or terminate any plan, arrangement, agreement, program, or policy referred to herein shall not be limited in any way by this Agreement.

Section 9.03.          Fiduciary Matters.  UTC, Carrier and Otis each acknowledge that actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable Law, and no Party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good-faith determination (as supported by advice from counsel experienced in such matters) that to do so would violate such a fiduciary duty or standard.  Each Party shall be responsible for taking such actions as are deemed necessary and appropriate to comply with its own fiduciary responsibilities and shall fully release and indemnify the other Party for any Liabilities caused by the failure to satisfy any such responsibility.

Section 9.04.          Reimbursement of Costs and Expenses.  The Parties shall promptly reimburse one another, upon reasonable request of the Party requesting reimbursement (the “Requesting Party”) as soon as practicable, but in any event within thirty (30) days of receipt of an invoice detailing all costs, expenses and other Liabilities paid or incurred by the Requesting Party (or any of its Affiliates), and any other substantiating documentation as the other Party shall reasonably request, that are, or have been made pursuant to this Agreement, the responsibility of the other Party (or any of its Affiliates) including those Liabilities, if any, under Section 8.01(b).

Section 9.05.          Dispute Resolution.  The dispute resolution procedures set forth in Article VII of the Separation Agreement shall apply to any dispute, controversy or claim arising out of or relating to this Agreement.

Section 9.06.          No Third-Party Beneficiaries.  The provisions of this Agreement are solely for the benefit of the Parties and are not intended to confer upon any other Person except the Parties any rights or remedies hereunder.  There are no third-party beneficiaries of this Agreement, and this Agreement shall not provide any third person with any remedy, claim, Liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.  Nothing in this Agreement is intended to amend any employee benefit plan or affect the applicable plan sponsor’s right to amend or terminate any employee benefit plan pursuant to the terms of such plan.  The provisions of this Agreement are solely for the benefit of the Parties, and no current or former Employee, officer, director, or independent contractor or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Agreement.

Section 9.07.          Incorporation of Separation Agreement Provisions.  Article X of the Separation Agreement (other than Section 10.19 (Ancillary Agreements)) is incorporated herein by reference and shall apply to this Agreement as if set forth herein mutatis mutandis.

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IN WITNESS WHEREOF, the Parties have caused this Employee Matters Agreement to be executed by their duly authorized representatives as of the date first written above.

UNITED TECHNOLOGIES CORPORATION

By:
Name:
Title:

OTIS WORLDWIDE CORPORATION

By:
Name:
Title:

CARRIER GLOBAL CORPORATION

By:
Name:
Title:

[Signature Page to Employee Matters Agreement]